Exhibit 10.23

JPMORGAN CHASE & CO. LONG-TERM INCENTIVE PLAN
TERMS AND CONDITIONS OF JANUARY 17, 2017
PERFORMANCE SHARE UNIT AWARD
OPERATING COMMITTEE
(Protection-Based Vesting Provisions)

Award Agreement
These terms and conditions are made part of the Award Agreement dated as of January 17, 2017 (“Grant Date”) awarding performance share units (“PSUs”) pursuant to the terms of the JPMorgan Chase & Co. Long-Term Incentive Plan (“Plan”). To the extent the terms of the Award Agreement (all references to which will include these terms and conditions) conflict with the Plan, the Plan will govern. The Award Agreement, the Plan and Prospectus supersede any other agreement, whether written or oral, that may have been entered into by the Firm and you relating to this award.
This award was granted on the Grant Date subject to the Award Agreement and Plan.  Unless you decline by the deadline and in the manner specified in the Award Agreement, you will have agreed to be bound by these terms and conditions, effective as of the Grant Date.  If you decline the award, it will be cancelled as of the Grant Date.
Capitalized terms that are not defined in “Definitions” below or elsewhere in the Award Agreement will have the same meaning as set forth in the Plan.
JPMorgan Chase & Co. will be referred to throughout the Award Agreement as “JPMorgan Chase,” and together with its subsidiaries as the “Firm.”

Form and Purpose of Award
Each PSU represents a non-transferable right to receive one share of Common Stock as of the vesting date as set forth in your Award Agreement.
The purpose of this award is to further emphasize sustained long-term performance and to align your interests with those of the Firm and its shareholders.

Dividend Equivalents
If dividends are paid on Common Stock while restricted stock units under this award are outstanding, you will be paid an amount equal to the dividend paid on one share of Common Stock, multiplied by the number of restricted stock units outstanding under this award.

Protection- Based Vesting
This award is intended and expected to vest on the vesting date, provided that you are continuously employed by the Firm through such vesting date, or you meet the requirements for continued vesting described under the subsections “--Job Elimination,” “--Full Career Eligibility,” “--Government Office” or “--Disability.” However, vesting and the number of PSUs that will vest are subject to these terms and conditions (including, but not limited to, sections captioned “Recapture Provisions,” “Number to Vest on Vesting Date,” “Remedies” and the following protection-based vesting provision).
Up to a total of fifty percent of your award (including any associated Reinvested Dividend Equivalent Share Units) that would otherwise be distributable to you on the vesting date (“At Risk PSUs”) may be cancelled if the Chief Executive Officer of JPMorgan Chase (“CEO”) determines in his or her sole discretion that cancellation of all or portion of the At Risk PSUs is appropriate in light of any one or a combination of the following factors:
•
Your performance in relation to the priorities for your position, or the Firm’s performance in relation to the priorities for which you share responsibility as a member of the Operating Committee, have been unsatisfactory for a sustained period of time. Among the factors the CEO may consider in assessing performance are: net income, total net revenue, earnings per share and capital ratios of the Firm, both on an absolute basis and, as appropriate, relative to peer firms.
•
For any calendar year ending during the vesting period, JPMorgan Chase’s annual pre-tax pre-provision income at the Firm level is negative.
•
RSU awards granted to participants in a Line of Business for which you exercise, or during the vesting period exercised, direct or indirect responsibility, were in whole or in part cancelled because the Line of Business did not meet its annual Line of Business Financial Threshold.
•
The Firm does not meet the Firmwide Financial Threshold.
For avoidance of doubt, cancellation of the At Risk PSUs, in whole or part, for one or more of the above factors may occur prior to the end of the Performance Period and the maximum number of At Risk PSUs subject to cancellation prior to the end of the Performance Period will be up to fifty percent of the Target Award Number.
In the event that your employment terminates due to “Job Elimination,” ”Full Career Eligibility,” “Government Office” or “Disability” thereby entitling you to continued vesting in your award, (or potentially acceleration due to satisfaction of the Government Office Requirements), the cancellation circumstances described above will continue to apply to your At Risk PSUs pursuant to the section captioned “Accelerated Distribution for Ethics or Conflict Reasons Resulting from Employment by a Government Entity.
Any determination above with respect to protection-based vesting provisions is subject to ratification by the Compensation and Management Development Committee of the Board of Directors of JPMorgan Chase (“Committee”). In the case of an award to the CEO, all such determinations shall be made by the Committee.

Number to Vest on the Vesting Date
Subject to any cancellation in whole or part of your award pursuant to these terms and conditions:
Performance calculation: On the vesting date, you will vest in a number of PSUs derived by dividing the sum of the number of the Annual PSUs by the number of years in the Performance Period. See sections captioned, “Calculation of Performance Ranking” and ”Definitions.”
You will also vest in additional shares of Common Stock as calculated under the section captioned, “Reinvested Dividend Equivalent Share Units.” Delivery of vested shares to your account will be made not later than the date specified in the last sentence of the subsection captioned Section 409A Compliance.

Reinvested Dividend Equivalent Share Units
If dividends are paid on Common Stock during the Vesting Period while the award is outstanding, you will receive on the vesting date additional units representing shares of Common Stock as calculated in this section. The number, if any, will be based on the dividends that would have been paid during the Vesting Period as of each dividend payment date on the actual number of shares of Common Stock distributable to you resulting from the vesting of the PSUs, if any, and treated as reinvested in additional shares of Common Stock on each dividend payment based on the Fair Market Value of one share of Common Stock on each dividend payment date (“Reinvested Dividend Equivalent Share Units”).

Holding Requirement
As of the vesting date set forth in your Award Agreement, you shall be entitled to be issued a number of shares of the Common Stock of JPMorgan Chase equal to the number of PSUs, plus any additional Reinvested Dividend Equivalent Share Units, vesting on such date, less the number withheld to satisfy tax withholding obligations. The net number of shares issued to you will be held in an account in your name with restrictions preventing you from transferring, assigning, selling, pledging or otherwise encumbering such shares for a two year period commencing as of the vesting date and ending as of the second anniversary of the vesting date. Such restrictions shall only lapse, prior to the expiration of the two year holding period, in the event of your death or for an accelerated distribution for ethics or conflict reasons. See section captioned, “Death” and subsection captioned, “Accelerated Distribution for Ethics or Conflict Reasons Resulting From Employment by a Government Entity.”

Calculation of Performance Ranking
For purposes of the Performance Ranking, the Ranking of the Firm and of each Performance Company for each year in the Performance Period shall be determined and calculated by the Calculation Agent, using the definitions of “Annual PSUs,” ”ROTCE,” ”Average Tangible Common Equity,” (if otherwise applicable) “Firm Reported ROTCE” and “Performance Table” (including its footnote) as set forth in the Definitions section of these terms and conditions. See section captioned, “Definitions”. Except for Firm Reported ROTCE, calculations will be expressed as a decimal to the second place (i.e. xx.yy%). See section captioned, “Definitions--Performance Table” in the event of a tie. All performance based calculations as set forth herein are binding and conclusive on you and your successors.

Vesting Period
The period from the Grant Date to the vesting date is the “Vesting Period.” (See “Administrative Provision--Amendment” pursuant to which the Firm may extend the vesting period and “No Ownership Rights” pursuant to which the Firm may place restrictions on delivered shares of Common Stock following the vesting date and section captioned, “Holding Period” above).

Bonus Recoupment
In consideration of the grant of this award, you agree that you are subject to the JPMorgan Chase Bonus Recoupment Policy (or successor policy) as in effect from time to time as it applies both to the cash incentive compensation awarded to you for performance year 2016 and to this award. You can access this policy as currently in effect through the following link:
http://www.jpmorganchase.com/corporate/About-JPMC/corporate-governance-principles.htm#recoupment
For the avoidance of doubt, nothing in these terms and conditions in any way limits the rights of the Firm under the JPMorgan Chase Bonus Recoupment Policy (or successor policy).

Recapture Provisions (Detrimental Conduct, Risk-Related and Other Recapture Provisions)
Notwithstanding any terms of this Award Agreement to the contrary, JPMorgan Chase reserves the right in its sole discretion to cancel up to 100% of your award (for the avoidance of doubt, including any associated Reinvested Dividend Equivalent Share Units) and, to the extent set forth in “Remedies” below, to recover from you up to an amount equal to the Fair Market Value (determined as of the vesting date) of the gross number of shares of Common Stock previously distributed (including vested shares subject to the Holding Requirements and shares withheld for tax purposes) under this award if the Firm in its sole discretion determines that:
•
you engaged in conduct detrimental to the Firm insofar as it causes material financial or reputational harm to the Firm or its business activities, or
•
this award was based on materially inaccurate performance metrics, whether or not you were responsible for the inaccuracy, or
•
this award was based on a material misrepresentation by you, or
•
you improperly or with gross negligence failed to identify, raise or assess, in a timely manner and as reasonably expected, risks and/or concerns with respect to risks material to the Firm or its business activities, or
•
your employment was terminated for Cause (see section captioned “Definitions” below) or, in the case of a determination after the termination of your employment, that your employment could have been terminated for Cause.
See section captioned “Remedies” below for additional information.
JPMorgan Chase’s right to cancel and/or recover the value of this award (or any cash bonus) under the JPMorgan Chase Bonus Recoupment Policy and the other provisions of this award relate to the “organizational goals” of the Firm as that term is defined by regulations issued under Section 409A of the Internal Revenue Code (“Code”).

Termination of Employment
Except as explicitly set forth below under the subsections captioned “--Job Elimination,” “--Full Career Eligibility,” “--Government Office” or “--Disability” or under the section captioned “Death,” this award (for avoidance of doubt, including any associated Reinvested Dividend Equivalent Share Units) will be cancelled in full effective on the date your employment with the Firm terminates for any reason.
Subject to these terms and conditions (including, but not limited to, sections captioned “Protection-Based Vesting,” “Number to Vest on Vesting Date,” “Bonus Recoupment,” “Recapture Provisions,” “Remedies,” and “Your Obligations,”) you will be eligible to continue to vest (on the original vesting schedule) with respect to your award in accordance with its terms and conditions following the termination of your employment if one of the following circumstances applies to you:

➢ Job Elimination
Job Elimination:
In the event that the Director of Human Resources or nominee in his or her sole discretion determines that
•
the Firm terminated your employment because your job was eliminated, and
•
after you are notified that your job will be eliminated, you provided such services as requested by the Firm in a cooperative and professional manner, and you satisfied the Release/Certification Requirements set forth below.

➢ Full Career Eligibility
Full Career Eligibility:
In the event that the Director of Human Resources or nominee in his or her sole discretion determines that
•
you voluntarily terminated your employment with the Firm, had completed at least five years of continuous service with the Firm immediately preceding your termination date, and the sum of your age and Recognized Service (as defined below) on your date of termination equaled or exceeded 60, and
•
you provided at least 90 days advance written notice to the Firm of your intention to voluntarily terminate your employment under this provision, during which notice period you provided such services as requested by the Firm in a cooperative and professional manner and you did not perform any services for any other employer, and
•
continued vesting shall be appropriate, which determination shall be made prior to your termination and will be based on your performance and conduct (before and after providing notice), and
•
for 36 months from the date of grant of this award, you do not either perform services in any capacity (including self-employment) for a Financial Services Company (as defined below) or work in your profession (whether or not for a Financial Services Company); provided that you may work for a government, education or Not-for-Profit Organization (as defined below), and
•
you satisfy the Release/Certification Requirements set forth below.
After receipt of such advance written notice, the Firm may choose to have you continue to provide services during such 90-day period as a condition to continued vesting or shorten the length of the 90-day period at the Firm’s discretion, but to a date no earlier than the date you would otherwise meet the age and service requirements.
Additional advance notice requirements may apply for employees subject to notice period policies. (See “Notice Period” below.)

➢ Government Office
Government Office:
In the event that you voluntarily terminate your employment with the Firm to accept a Government Office or become a candidate for an elective Government Office, as described at the end of these terms and conditions under the section captioned “Government Office Requirements.” See also definition of Government Office in the section captioned “Definitions.”

➢ Disability
Disability:
In the event that
•
your employment with the Firm terminates because (i) you are unable to return to work while you are receiving benefits under the JPMorgan Chase Long Term Disability Plan, or for non-U.S. employees, under the equivalent JPMorgan Chase-sponsored local country plan (in either case, “LTD Plan”),  or (ii) if you are not covered by a LTD Plan, you are unable to return to work due to a long-term disability that would qualify for benefits under the applicable LTD Plan, as determined by the Firm or a third-party designated by the Firm; provided that you (x) request in writing continued vesting due to such disability within 30 days of the date your employment terminates, and (y) provide any requested supporting documentation and (z) receive the Firm’s written consent to such treatment, and
•
you satisfy the Release/Certification Requirements set forth below.

Release/ Certification
To qualify for continued vesting after termination of your employment under any of the foregoing circumstances:
•
you must timely execute and deliver a release of claims in favor of the Firm, having such form and terms as the Firm shall specify,
•
with respect to Full Career Eligibility, prior to the termination of your employment, you must confirm with management that you meet the eligibility criteria (including providing at least 90 days advance written notification), advise that you are seeking to be treated as an individual eligible for Full Career Eligibility, and receive written consent to such continued vesting,
•
with respect to Disability, you must satisfy the notice and documentation described above and receive written consent to such continued vesting,
•
with respect to “Full Career Eligibility,” it is your responsibility to take the appropriate steps to certify to the Firm prior to the vesting date while the employment restrictions are outstanding on the authorized form of the Firm that you have complied with the employment restrictions applicable to you (as described herein) from your date of termination of employment through the applicable vesting date, and in all cases, otherwise complied with all other terms of the Award Agreement. (See section captioned “Your Obligations” below.)

Death
If you die while you are eligible to vest in this award, your designated beneficiary on file with the Firm’s Stock Administration Department (or your estate or if no beneficiary has been designated or survives you) may be entitled to receive a distribution of a number of shares of Common Stock associated with your award. The Target Award Percentage in the case of death is based on the Number to Vest on the Vesting Date calculation described above for each completed calendar year in the Performance Period and using the Target Award Percentage equal to 100 percent for any remaining calendar years in the Performance Period.
In addition your beneficiary or your estate shall receive additional shares of Common Stock, i.e. Reinvested Dividend Equivalent Share Units, as set forth in the section captioned, “Reinvested Dividend Equivalent Share Units” but based on dividend equivalents up to the date of your death.
Any shares will be distributed no later than the end of the calendar year immediately following the calendar year which contains your date of death; however, our administrative practice is to register such shares in the name of your beneficiary or estate within 60 days of the Firm’s receipt of any required documentation.

Your Obligations
In consideration of the grant of this award, you agree to comply with and be bound by the obligations set forth below next to the subsections captioned “--Non-Solicitation of Employees and Customers,” “--Confidential Information,” “--Non-Disparagement,” ”--Cooperation,” “--Compliance with Award Agreement,” and “--Notice Period.”

➢ Non-Solicitation of Employees and Customers
During your employment by the Firm and for the longer of the (i) one year period following the termination of your employment or, (ii) if your award is not cancelled as of your termination date, the three year period from Grant Date, you will not directly or indirectly, whether on your own behalf or on behalf of any other party, without the prior written consent of the Director of Human Resources: (i) solicit, induce or encourage any of the Firm’s then current employees to leave the Firm or to apply for employment elsewhere, (ii) hire any employee or former employee who was employed by the Firm at the date your employment terminated, unless the individual’s employment terminated because his or her job was eliminated, or the individual’s employment with the Firm has been terminated for more than six months, (iii) to the fullest extent enforceable under applicable law, solicit or induce or attempt to induce to leave the Firm, or divert or attempt to divert from doing business with the Firm, any then current customers, suppliers or other persons or entities that were serviced by you or whose names became known to you by virtue of your employment with the Firm, or otherwise interfere with the relationship between the Firm and such customers, suppliers or other persons or entities. This does not apply to publicly known institutional customers that you service after your employment with the Firm without the use of the Firm’s confidential or proprietary information.
These restrictions do not apply to authorized actions you take in the normal course of your employment with the Firm, such as employment decisions with respect to employees you supervise or business referrals in accordance with the Firm’s policies.

➢ Confidential Information
You will not, either during your employment with the Firm or thereafter, directly or indirectly (i) use or disclose to anyone any confidential information related to the Firm’s business, or (ii) communicate with the press or other media about matters related to the Firm, its customers or employees, including matters and activities relating to your employment, or the employment of others, by the Firm, in the case of either (i) or (ii), except as explicitly permitted by the JPMorgan Chase Code of Conduct and applicable policies or law or legal process. In addition, following your termination of employment, you will not, without prior written authorization, access the Firm’s private and internal information through telephonic, intranet or internet means. “Confidential information” shall have the same meaning for the Award Agreement as it has in the JPMorgan Chase Code of Conduct.
Nothing in this award precludes you from reporting to the Firm’s management or directors, the government, a regulator, a self-regulatory agency, your attorneys or a court, conduct you believe to be in violation of the law or concerns of any known or suspected Code of Conduct violation. It is also not intended to prevent you from responding truthfully to questions or requests from the government, a regulator or in a court of law.

➢ Non-Disparagement
You will not, either during your employment with the Firm or thereafter, make or encourage others to make any public statement or release any information in verbal, written, electronic or any other form, that is intended to, or reasonably could be foreseen to, disparage, embarrass or criticize the Firm or its employees, officers, directors or shareholders as a group. This shall not preclude you from reporting to the Firm’s management or directors or to the government or a regulator conduct you believe to be in violation of the law or the Firm’s Code of Conduct or responding truthfully to questions or requests for information to the government, a regulator or in a court of law in connection with a legal or regulatory investigation or proceeding.

➢ Cooperation
You will cooperate fully with and provide full and accurate information to the Firm and its counsel with respect to any matter (including any audit, tax proceeding, litigation, investigation or governmental proceeding) with respect to which you may have knowledge or information, subject to reimbursement for actual, appropriate and reasonable out-of-pocket expenses incurred by you.

 ➢Compliance with Award Agreement
You will provide the Firm with any information reasonably requested to determine compliance with the Award Agreement, and you authorize the Firm to disclose the terms of the Award Agreement to any third party who might be affected thereby, including your prospective employer.

 ➢Notice Period
If you are subject to a notice period or become subject to a notice period after the Grant Date, whether by contract or by policy, that requires you to provide advance written notice of your intention to terminate your employment (“Notice Period”), then as consideration for this award and continued employment, you will provide the Firm with the necessary advance written notice that applies to you, as specified by such contract or policy.
After receipt of your notice, the Firm may choose to have you continue to provide services during the applicable Notice Period or may place you on a paid leave for all or part of the applicable Notice Period.  During the Notice Period, you shall continue to devote your full time and loyalty to the Firm by providing services in a cooperative and professional manner and not perform any services for any other employer and shall receive your base salary and certain benefits until your employment terminates.  You and the Firm may mutually agree to waive or modify the length of the Notice Period.
Regardless of whether a Notice Period applies to you, you must comply with the 90-day advance notice period described under the subsection captioned “-- Full Career Eligibility” in the event you wish to terminate employment under that same subsection.

Remedies
➢ Cancellation
In addition to the cancellation provisions described under the sections captioned “Bonus Recoupment,” “Protection-Based Vesting,” “Termination of Employment” and “Recapture Provisions,” your outstanding PSUs under this award may be cancelled if the Firm in its sole discretion determines that:
•
you have failed to comply with any of the advance notice/cooperation requirements or employment restrictions applicable to your termination of employment, or
•
you have failed to return the required forms specified under the section captioned “Release/Certification” by the specified deadline, or
•
you have violated any of the provisions as set forth above in the section captioned “Your Obligations.”
To the extent provided under the subsection captioned “--Amendment” below, JPMorgan Chase reserves the right to suspend vesting of this award and/or distribution of shares under this award, including, without limitation, during any period that JPMorgan Chase is evaluating whether this award is subject to cancellation and/or recovery and/or whether the conditions for distributions of shares under this award are satisfied. The Firm is not responsible for any price fluctuations during any period of suspension and, if applicable, suspended units will be reinstated consistent with Plan administration procedures. See also “Administrative Provisions-No Ownership Rights.”

➢ Recovery
In addition, you may be required to pay the Firm up to an amount equal to the Fair Market Value (determined as of the applicable vesting date or acceleration date) of the gross number of shares of Common Stock previously distributed, including vested shares subject to the Holding Requirements, under this award as follows:
•
Payment may be required with respect to any shares of Common Stock distributed within the three year period prior to a notice-of-recovery under this section, if the Firm in its sole discretion determines that:
◦
you committed a fraudulent act, or engaged in knowing and willful misconduct related to your employment;
◦
you violated any of the provisions as set forth above in the section captioned “Your Obligations;” or
◦
you violated the employment restrictions set forth in the subsection Full Career Eligibility following the termination of your employment.
•
In addition, payment may be required with respect to any shares distributed within the one year period prior to notice-of-recovery under this section, if the Firm in its sole discretion determines appropriate pursuant to the provisions in the subsection captioned “Recapture Provisions.”
Notice-of-recovery under this subsection is a written (including electronic) notice from the Firm to you either requiring payment under this subsection or stating that JPMorgan Chase is evaluating requiring payment under this subsection. Without limiting the foregoing, notice-of-recovery will be deemed provided if the Firm makes a good faith attempt to provide written (including electronic) notice at your last known address maintained in the Firm’s employment records. For the avoidance of doubt, a notice-of-recovery that the Firm is evaluating requiring payment under this section shall preserve JPMorgan Chase’s rights to require payment as set forth above in all respects and the Firm shall be under no obligation to complete its evaluation other than as the Firm may determine in its sole discretion.
For purposes of this section, shares distributed under this award include shares withheld for tax purposes.  However, it is the Firm’s intention that you only be required to pay the amounts under this section with respect to shares that are or may be retained by you following a determination of tax liability and that you will not be required to pay amounts with respect to shares representing irrevocable tax withholdings or tax payments previously made (whether by you or the Firm) that you will not be able to recover, recapture or reclaim (including as a tax credit, refund or other benefit).  Accordingly, JPMorgan Chase will not require you to pay any amount that the Firm or its nominee in his or her sole discretion determines is represented by such withholdings or tax payments.
Payment may be made in shares of Common Stock or in cash. You agree that any repayment will be a recovery of shares to which you were not entitled under the terms and conditions of your Award Agreement and is not to be construed in any manner as a penalty. You also acknowledge that a violation or attempted violation of the obligations set forth herein will cause immediate and irreparable damage to the Firm, and therefore agree that the Firm shall be entitled as a matter of right to an injunction, from any court of competent jurisdiction, restraining any violation or further violation of such obligations; such right to an injunction, however, shall be cumulative and in addition to whatever other remedies the Firm may have under law or equity.
Nothing in the section in any way limits your obligations under “Bonus Recoupment.”

Administrative Provisions
Withholding Taxes: The Firm, in its sole discretion, may (i) retain from each distribution the number of shares of Common Stock required to satisfy applicable tax obligations or (ii) implement any other desirable or necessary procedures, so that appropriate withholding and other taxes are paid to the competent authorities with respect to the vested shares and the award. This may include but is not limited to (i) a market sale of a number of such shares on your behalf substantially equal to the withholding or other taxes, (ii) to the extent required by law, withhold from cash compensation, an amount equal to any withholding obligation with respect to the award and shares that vest under this award, and (iii) retaining shares that vest under this award until you pay any taxes associated with the award and vested shares directly to the competent authorities.
Right to Set Off: The Firm may, to the maximum extent permitted by applicable law (including Section 409A of the Code to the extent it is applicable to you), retain for itself funds or the shares of Common Stock resulting from any vesting of this award to satisfy any obligation or debt that you owe to the Firm. Notwithstanding any account agreement with the Firm to the contrary, the Firm will not recoup or recover any amount owed from any funds or unrestricted securities held in your name and maintained at the Firm pursuant to such account agreement to satisfy any obligation or debt or obligation owed by you under this award without your consent. This restriction on the Firm does not apply to accounts described and authorized in “No Ownership Rights” described below.
No Ownership Rights: PSUs do not convey the rights of ownership of Common Stock and do not carry voting rights. No shares of Common Stock will be issued to you until after the number of PSUs have been determined, if any, and have vested and any applicable restrictions (other than Holding Requirement) have lapsed. Shares will be issued in accordance with JPMorgan Chase’s procedures for issuing stock. By accepting this award, you authorize the Firm, in its discretion, to establish on your behalf a brokerage account in your name with the Firm or book-entry account with our stock administrator and/or transfer agent and deliver to that account any vested shares derived from the award.
With respect to any applicable vesting date, JPMorgan Chase may impose for any reason, as of such vesting date for such period as it may specify in its sole discretion, such restrictions on the Common Stock to be issued to you as it may deem appropriate, including, but not limited to, restricting the sale, transfer, pledge, assignment or encumbrance of such shares of Common Stock. By accepting this award, you acknowledge that during such specified period should there be a determination that the cancellation or recovery provisions of this Award apply, then you agree that any shares subject to such restrictions (notwithstanding the limitation set forth in the Right to Set Off section above) may be cancelled in whole or part. (See sections captioned “Protection-Based Vesting,” “Bonus Recoupment,” “Recapture Provisions,” “Termination of Employment” and “Remedies”, as well as the subsection captioned “-Amendment” permitting suspension of vesting.)

Binding Agreement: The Award Agreement will be binding upon any successor in interest to JPMorgan Chase, by merger or otherwise.
Not a Contract of Employment: Nothing contained in the Award Agreement constitutes a contract of employment or continued employment. Employment is “at-will” and may be terminated by either you or JPMorgan Chase for any reason at any time. This award does not confer any right or entitlement to, nor does the award impose any obligation on the Firm to provide, the same or any similar award in the future and its value is not compensation for purposes of determining severance.
Section 409A Compliance: To the extent that Section 409A of the Code is applicable to this award, distributions of shares and cash hereunder are intended to comply with Section 409A of the Code, and the Award Agreement, including these terms and conditions, shall be interpreted in a manner consistent with such intent.
Notwithstanding anything herein to the contrary, if you (i) are subject to taxation under the Code, (ii) are a specified employee as defined in the JPMorgan Chase 2005 Deferred Compensation Plan and (iii) have incurred a separation from service (as defined in that Plan with the exception of death) and if any units/shares under this award represent deferred compensation as defined in Section 409A and such shares are distributable (under the terms of this award) within six months following, and as a result of your separation from service, then those shares will be delivered during the first calendar month after the expiration of six full months from date of your separation from service. Further, if your award is not subject to a substantial risk of forfeiture as defined by regulations issued under Section 409A of the Code, then the remainder of each calendar year immediately following vesting date set forth in your Award Agreement shall be a payment date for purposes of distributing the vested portion of the award.
Change in Outstanding Shares: In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, issuance of a new class of common stock, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to stockholders of Common Stock other than regular cash dividends, the Committee will make an equitable substitution or proportionate adjustment, in the number or kind of shares of Common Stock or other securities issued or reserved for issuance pursuant to the Plan and to any PSUs outstanding under this award for such corporate events.

Other Equitable Adjustments: The Committee may make adjustments (up or down) to the award as it deems to be equitable, to maintain the intended economics of the award in light of changed circumstances, which may include unusual or non-recurring events affecting the Firm (or the Performance Companies) or its financial statements in each case resulting from changes in accounting methods, practices or policies, changes in capital structure by reason of legal or regulatory requirements and such other changed circumstances, as the Committee may deem appropriate.
Interpretation/Administration: The Committee has sole and complete authority to interpret and administer this Award Agreement, including, without limitation, the power to (i) interpret the Plan and the terms of this Award Agreement; (ii) determine the reason for termination of employment; (iii) determine application of the post-employment obligations and cancellation and recovery provisions; (iv) decide all claims arising with respect to this award; and (v) delegate such authority as it deems appropriate. Any determination contemplated hereunder by the Committee, the Firm, the Director of Human Resources or their respective delegates or nominees shall be binding on all parties.
Notwithstanding anything herein to the contrary, the determinations of the Director of Human Resources, the Firm, the Committee and their respective delegates and nominees under the Plan and the Award Agreements are not required to be uniform. By way of clarification, the Committee, the Firm, the Director of Human Resources and their respective delegates and nominees shall be entitled to make non-uniform and selective determinations and modifications under Award Agreements and the Plan.

Amendment: The Committee or its nominee reserves the right to amend this Award Agreement in any manner, at any time and for any reason; provided, however, that no such amendment shall materially adversely affect your rights under this Award Agreement without your consent except to the extent that the Committee or its delegate considers advisable to (x) comply with applicable laws or changes in or interpretation of applicable laws, regulatory requirements and accounting rules or standards and/or (y) make a change in a scheduled vesting date or impose the restrictions described above under “No Ownership Rights,” in either case, to the extent permitted by Section 409A of the Code if it is applicable to you.  This Award Agreement may not be amended except in writing signed by the Director of Human Resources of JPMorgan Chase.
Severability: If any portion of the Award Agreement is determined by the Firm to be unenforceable in any jurisdiction, any court or arbitrator of competent jurisdiction or the Director of Human Resources may reform the relevant provisions (e.g., as to length of service, time, geographical area or scope) to the extent the Firm (or court/arbitrator) considers necessary to make the provision enforceable under applicable law.
Accelerated Distribution for Ethics or Conflict Reasons Resulting From Employment by a Government Entity:  Upon receipt of satisfactory evidence that applicable United States federal, state, local, foreign or supranational ethics or conflict of interest laws or regulations require you to divest your interest in JPMorgan Chase PSUs, the Firm may accelerate the distribution of all or part of your outstanding award, including Reinvested Dividend Equivalent Share Units, effective on or before the required divestiture date and waive the Holding Requirement; provided that no accelerated distribution shall occur if the Firm determines that such acceleration will violate Section 409A of the Code.
If you have voluntarily terminated your employment and have satisfied the requirements of the section captioned “Government Office Requirements”, acceleration shall apply (to extent required) to the percentage of your outstanding award that would continue to vest under that section. In the case of a termination of employment where the award is outstanding as a result of the subsections entitled “Job Elimination” or “Full Career Eligibility,” then acceleration shall apply, to the extent required, to the full outstanding award. Subject to the two foregoing sections, the number of shares of Common Stock to be received on acceleration shall be determined using the methodology set forth under the section captioned “Death.”
To the extent you have vested shares under this award subject to the Holding Requirement and become subject to divestiture requirement as forth herein, the Firm may waive the holding period to the extent required.
Notwithstanding an accelerated distribution or waiver of the Holding Requirement pursuant to the foregoing, you will remain subject to the applicable terms of your Award Agreement as if your award had remained outstanding for the duration of the original vesting period and shares had been distributed as scheduled as of the vesting date, including, but not limited to, repayment obligations set forth in the section captioned “Remedies” and the employment restrictions in the sections captioned “Protection-Based Vesting” and “Government Office Requirements” and the subsection “Full Career Eligibility.”

Use of Personal Data:  By accepting this award, you have acknowledged that the Firm may process your personal data (including sensitive personal data) for purposes, including but not limited to (i) determining your compensation, (ii) payroll activities, including, but not limited to, tax withholding and regulatory reporting, which tax and regulatory reporting and withholding may include, but is not limited to, the United States and its political subdivisions, (if not the United States) your work country and its political subdivisions (including countries to which you travel on Firm business) and your country of residence or nationality,(iii) registration of shares, (iv) establishing brokerage account on your behalf, and (v) all other lawful purposes related to your employment and this award, and that the Firm may provide such data to third party vendors with whom it has contracted to provide such services and/or other bodies, including regulators, supervisory bodies, law enforcement and other government agencies. You are acknowledging and agreeing that your personal data will be transferred to and processed in countries and locations that do not have the same data privacy laws and statutory protection for personal data as your work country, country of residence, or country of nationality. If your personal data is subject to data privacy laws or statutory protection for personal data and they so provide for termination of the foregoing authorization, you may terminate the authorization at any time except with respect to tax and regulatory reporting and subject always to the Firm’s legal and regulatory obligations. In the event you terminate this authorization, your award will be cancelled.
Governing Law: This award shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles.
Choice of Forum: By accepting this award under the Plan, you agree (and have agreed) that to the extent not otherwise subject to arbitration under an arbitration agreement between you and the Firm, any dispute arising directly or indirectly in connection with this award or the Plan shall be submitted to arbitration in accordance with the rules of the American Arbitration Association if so elected by the Firm in its sole discretion. In the event such a dispute is not subject to arbitration for any reason, you agree to accept the exclusive jurisdiction and venue of the United States District Court for the Southern District of New York with respect to any judicial proceeding in connection with this award or the Plan. You waive, to the fullest extent permitted by law, any objection to personal jurisdiction or to the laying of venue of such dispute and further agree not to commence any action arising out of or relating to this award or the Plan in any other forum.
Waiver of Jury Trial/Class Claims: By accepting this award, you agree, with respect to any claim brought in connection with your employment with the Firm in any forum (i) to waive the right to a jury trial and (ii) that any judicial proceeding or arbitration claim will be brought on an individual basis, and you hereby waive any right to submit, initiate, or participate in a representative capacity or as a plaintiff, claimant or member in a class action, collective action, or other representative or joint action.
Litigation: By accepting any award under the Plan, you agree (and have agreed) that in any action or proceeding by the Firm (other than a derivative suit in the right of the Firm) to enforce the terms and conditions of this Award Agreement or any other Award Agreement where the Firm is the prevailing party, the Firm shall be entitled to recover from you its reasonable attorney fees and expenses incurred in such action or proceeding. In addition, you agree that you are not entitled to, and agree not to seek, advancement of attorney fees and indemnification under the Firm’s By-Laws in the event of such a suit by the Firm.
Nontransferability: Neither this award or any other outstanding awards of restricted stock units or of performance based share units, nor your interests or rights in any such awards, shall be assigned, pledged, transferred, hypothecated or subject to any lien. An award may be transferred following your death by will, the laws of descent or by a beneficiary designation on file with the Firm.

Notwithstanding anything herein to the contrary, the Firm’s and the Committee’s determinations under the Plan and the Award Agreements are not required to be uniform. By way of clarification, the Committee and the Firm shall be entitled to make non-uniform and selective determinations and modifications under Award Agreements and the Plan.

Amendment:  The Committee or its delegate reserves the right to amend this Award Agreement in any manner, at any time and for any reason; provided, however, that no such amendment shall materially adversely affect your rights under this Award Agreement without your consent except to the extent that the Committee or its delegate considers advisable to (x) comply with applicable laws or changes in or interpretation of applicable laws, regulatory requirements and accounting rules or standards and (y) make a change in a scheduled vesting date or impose the restrictions described above under “No Ownership Rights,” in either case, to the extent permitted by Section 409A of the Code.  This Award Agreement may not be amended except in writing signed by the Director Human Resources of JPMorgan Chase.

Severability: If any portion of the Award Agreement is determined by the Firm to be unenforceable in any jurisdiction, any court or arbitrator of competent jurisdiction or the Director Human Resources may reform the relevant provisions (e.g., as to length of service, time, geographical area or scope) to the extent the Firm (or court/arbitrator) considers necessary to make the provision enforceable under applicable law.

Definitions
“Annual PSUs” means the number of PSUs determined by multiplying the Target Award Number (after giving effect to any cancellation thereof, in whole or in part) by the Target Award Percentage corresponding to the Firm’s Performance Ranking for each applicable performance year (both percentage and ranking, as set forth in the footnote to the Performance Table); provided that if the Firm Reported ROTCE for any completed calendar year in the Performance Period either equals or exceeds 14% or is less than 6%, one hundred fifty percent or zero, respectively as the case may be, shall be substituted for that year’s Target Award Percentage in calculating the number of Annual PSUs for that year. For avoidance of doubt, any cancellation of this award (in whole or in part) during the Performance Period will reduce the Target Award Number.
“Average Tangible Common Equity” means annual average common stockholders’ equity less annual average goodwill and annual average identifiable intangible assets. Annual averages of the components of Average Tangible Common Equity will be calculated using quarterly balances as reported in publicly available financial disclosures. In the event that quarterly balances are not available, annual year end balances will be used. This calculation is used solely for purposes of the Performance Ranking.
“Calculation Agent” means a third party entity not owned or controlled by the Firm, such as an accounting or consulting firm, retained from time to time by the Director of Human Resources or his/her delegate.
“Cause” means a determination by the Firm that your employment terminated as a result of your (i) violation of any law, rule or regulation (including rules of self-regulatory bodies) related to the Firm’s business, (ii) indictment or conviction of a felony, (iii) commission of a fraudulent act, (iv) violation of the JPMorgan Code of Conduct or other Firm policies or misconduct related to your duties to the Firm (other than immaterial and inadvertent violations or misconduct), (v) grossly inadequate performance of the duties associated with your position or job function or failure to follow reasonable directives of your manager, or (vi) any act or failure to act that is injurious to the interests of the Firm or its relationship with a customer, client or an employee.
“Financial Services Company” means a business enterprise that employs you in any capacity (such as an employee, contractor, consultant, advisor, or self-employed individual, whether paid or unpaid) and engages in:

•
commercial or retail banking, including, but not limited to, commercial, institutional and personal trust, custody and/or lending and processing services, originating and servicing mortgages, issuing and servicing credit cards, payment servicing or processing or merchant services,
•
insurance, including but not limited to, guaranteeing against loss, harm, damage, illness, disability or death, providing and issuing annuities, acting as principal, agent or broker for purpose of the forgoing,
•
financial, investment or economic advisory services, including but not limited to, investment banking services (such as advising on mergers or dispositions, underwriting, dealing in, or making a market in securities or other similar activities), brokerage services, investment management services, asset management services, and hedge funds,
•
issuing, trading or selling instruments representing interests in pools of assets or in derivatives instruments,
•
advising on, or investing in, private equity or real estate, or
•
any similar activities that the Director of Human Resources or nominee determines in his or her sole discretion constitute financial services.
“Firmwide Financial Threshold” means a cumulative return on tangible common equity for calendar years 2017, 2018 and 2019 of not less than 15%. Cumulative return on tangible common equity means (i) the sum of the Firm’s reported net income for all three calendar years, divided by (ii) reported year-end tangible equity averaged over the three years.
“Firm Reported ROTCE” means the Firm’s percentage return on tangible common equity for each year in the Performance Period (as calculated for use in its publicly available year-end financial disclosures without taking into account any rounding conventions used for financial reporting purposes).
“Government Office” means (i) a full-time position in an elected or appointed office in local, state, or federal government (including equivalent positions outside the U.S. or in a supranational organization), not reasonably anticipated to be a full-career position, or (ii) conducting a bona fide full-time campaign for such an elective public office after formally filing for candidacy, where it is customary and reasonably necessary to campaign full-time for the office.
“Line of Business” means a business unit of the Firm (or one or more business units designated below under the definition “Line of Business Financial Threshold” of the Corporate Investment Bank).  All Corporate Functions (including the functions of the Chief Investment Office) are considered a single Line of Business.
“Line of Business Financial Threshold” means the financial threshold set forth below: for the following Lines of Business based on the Firm’s management reporting system:

Asset & Wealth Management	Annual negative pre-provision net income[1]
Card, Commerce Solutions, Auto Finance and Student	Annual negative pre-tax, pre-loan loss reserve income[2]
Commercial Banking	Annual negative pre-provision net income including loan charge-offs
Corporate Investment Bank	Annual negative pre-provision net income for CIB overall and/or annual negative allocated product revenues (excluding DVA) for:
• Macro products: ➢ Currency and Emerging Markets ➢ Rates ➢ Commodities • Spread Products ➢ Credit ➢ SPG ➢ Public Finance • Equities • Investor Services • Global Banking
Consumer Banking Business, CWM and Business Banking	Annual negative pre-provision net income[2]
Corporate Functions (including Chief Investment Office)	Annual negative pre-provision net income[1] reported at the Firm level
Mortgage Banking	Annual negative pre-tax, pre-loan loss reserve income[2]
[1]Pre-tax pre-provision income means Revenue less Expenses [2]Pre-tax pre-loan loss reserve income means Revenue less (Expenses plus Net Charge-offs)

“Not-for-Profit Organization” means an entity exempt from tax under state law and under Section 501(c)(3) of the Code. Section 501(c)(3) only includes entities organized and operated exclusively for religious, charitable, scientific, testing for public safety, literary or educational purposes, or to foster national or international amateur sports competition or for the prevention of cruelty to children or animals. Not-for-Profit Organization shall also mean entities outside the United States exempt from local and national tax laws because they are organized and operated exclusively for purposes identical to those applicable to Section 501(c)(3) organization.
“Performance Companies” mean the following institutions which have business activities that overlap with a significant portion of the Firm’s revenue mix: Bank of America Corporation, Barclays PLC, Capital One Financial Corporation, Citigroup Inc., Credit Suisse Group AG, Deutsche Bank AG, Goldman Sachs Group, Inc., HSBC Holdings PLC, Morgan Stanley, Wells Fargo & Company, and UBS Group AG.
If, during the Performance Period, one or more Performance Companies shall merge, engage in a spin-off or otherwise experience a material change in its revenue mix or business activities or its existence or its primary businesses shall terminate or cease due to receivership, bankruptcy, sale, or otherwise, then the Committee may eliminate such institution from the list of Performance Companies or make such other equitable adjustments, such as adding an acquirer or a new company to the list of Performance Companies, as it deems appropriate, with any such changes having effect for purposes of all calculations hereunder on a prospective basis from the date the applicable change is made.
“Performance Period” means calendar years 2017, 2018 and 2019.

“Performance Table” means the table used in the calculation of Annual PSUs for each year in the Performance Period as set forth below:

Firm Reported ROTCE	Target Award Percentage	Performance Ranking[1] (annual performance)	Target Award Percentage[1]
≥14%	150%	1st Quartile	150%
16% to <14%	Pay by ROTCE scale	2nd Quartile	100% to 125%
<6%	—%	3rd Quartile	70% to 100%
		4th Quartile	25% to 55%

1.
The following sets forth the precise Target Award Percentage corresponding to the Firm’s performance ranking (when compared to Performance Companies): Top 3 = 150%; #4 = 125%; #5 = 112.5%; #6 = 100%; #7 = 100%; #8 = 85%; #9 =70%; #10 = 55%; #11 = 40%; and #12 = 25%.

If, after the calculation of the Performance Ranking, there is a tie, the tie shall be disregarded for purposes of determining the Target Award Percentage. For example, in the case of a tie for the fourth ranking between the Firm and a Performance Company, the Firm shall be treated as having satisfied that ranking. In the case of that same tie among Performance Companies, the fourth and fifth rankings will be deemed to have been satisfied.
“Recognized Service” means the period of service as an employee set forth in the Firm’s applicable service-related policies.
“Performance Ranking” means the ranking of the ROTCE of the Firm as compared to the ranking of the ROTCE of the Performance Companies as specified in the footnote to the Performance Table for each year in the Performance Period.
“ROTCE” means for the Firm and each of the Performance Companies a percentage derived by, for each year in the Performance Period, dividing (i) annual earnings from continuing operations less dividends on preferred stock as set forth in published financial disclosures by (ii) the Average Tangible Common Equity for the year. If, prior to the end of the vesting period, the Firm or any Performance Company restates its published financial statements for any year in the Performance Period, ROTCE for that year shall be recalculated for the Firm or Performance Company with the Performance Ranking adjusted, if necessary. This calculation is used solely for purposes of the Performance Ranking.
“Target Award Number” means the number of PSUs designated as such in the Award Agreement.
“Target Award Percentage” means the applicable percentage specified in the footnote to the Performance Table for each year in the Performance Period.

Government Office Requirements

You may be eligible to continue vesting in all or part of your award if you voluntarily resign to accept a Government Office (as defined above) or to become a candidate for an elective Government Office.

Full Career Eligibility:
“Government Office Requirements” does not apply to you if you satisfy the subsection captioned “--Full Career Eligibility” as of the date that you voluntarily terminate your employment with the Firm.

Eligibility:
Eligibility for continued vesting is conditioned on your providing the Firm:

•
At least 60 days’ advance written notice of your intention to resign to accept or pursue a Government Office (see section captioned “Definitions”), during which period you must perform in a cooperative and professional manner services requested by the Firm and not provide services for any other employer. The Firm may elect to shorten this notice period at the Firm’s discretion.

•	Confirmation, in a form satisfactory to the Firm, that vesting in this award pursuant to this provision would not violate any applicable law, regulation or rule.

•
Documentation in a form satisfactory to the Firm that your resignation is for the purpose of accepting a Government Office or becoming a candidate for a Government Office. (See section captioned “Definitions.”)

Portion of Your Award Subject to Continued vesting:
Subject to the conditions below, the percentage of this award that will continue to vest in accordance with this award’s original schedule will be based on your years of continuous service completed with the Firm immediately preceding your termination date, as follows:

•	50% if you have at least 3 but less than 4 years of continuous service,

•	75% if you have at least 4 but less than 5 years of continuous service, or

•	100% if you have 5 or more years of continuous service.

The portion of this award subject to continued vesting above is referred to as the “CV Award” and the portion not subject to continued vesting will be cancelled as of the date your employment terminates.

Conditions for Continued Vesting of Award:

•
You must remain in a non-elective Government Office for two or more years after your employment with the Firm terminates to be eligible to receive the CV Award; provided that if your non-elective Government Office is for a period less than two years, you will be eligible to receive the CV Award if it has a vesting date during your period of Government Service; or

In the case of resignation from the Firm to campaign for an elective Government Office, your name must be on the primary or final public ballot for the election. (If you are not elected, see below for employment restrictions.)
For avoidance of doubt, the performance criteria and protection based vesting set forth in these terms and conditions continue to apply to a CV Award.

Satisfaction of Conditions:
If your service in a Government Office ends two years or more after your employment with the Firm terminates, or in the case of resignation from the Firm to campaign for a Government Office, your name is on the primary or final public ballot for the election and you are not elected, any CV Awards then outstanding and any such awards that would have then been outstanding but for an accelerated distribution of shares (as described in the subsection captioned “--Accelerated Distribution for Ethics or Conflict Reasons Resulting From Employment by a Government Entity”) will be subject for the remainder of the applicable vesting period to the same terms and conditions of this Award Agreement, including employment restrictions during the vesting period, as if you had resigned from the Firm having met the requirements for Full Career Eligibility.

Failure to Satisfy Conditions:
If you do not satisfy the above “Conditions for Continued Vesting of Awards,” any outstanding PSUs under the CV Award will be cancelled. You also will be required to repay the Fair Market Value of the number of shares (before tax and other withholdings) of Common Stock distributed to you that would have been outstanding as PSUs on the date you failed to satisfy the “Conditions for Continued Vesting of Award” but for their accelerated distribution (as described in subsection captioned, “Accelerated Distribution for Ethics or Conflict Reasons Resulting From Employment by a Government Entity”). Fair Market Value for this purpose will be determined as the date that the shares were distributed.

Exhibit 10.23 (U.S.)

JPMORGAN CHASE & CO. LONG-TERM INCENTIVE PLAN
TERMS AND CONDITIONS OF JANUARY 17, 2017
RESTRICTED STOCK UNIT AWARD
OPERATING COMMITTEE (Protection-Based Vesting Provisions)

Award Agreement
These terms and conditions are made part of the Award Agreement dated as of January 17, 2017 (“Grant Date”) awarding restricted stock units pursuant to the terms of the JPMorgan Chase & Co. Long-Term Incentive Plan (“Plan”). To the extent the terms of the Award Agreement (all references to which will include these terms and conditions) conflict with the Plan, the Plan will govern. The Award Agreement, the Plan and Prospectus supersede any other agreement, whether written or oral, that may have been entered into by the Firm and you relating to this award.
This award was granted on the Grant Date subject to the Award Agreement.  Unless you decline by the deadline and in the manner specified in the Award Agreement, you will have agreed to be bound by these terms and conditions, effective as of the Grant Date.  If you decline the award, it will be cancelled as of the Grant Date.
Capitalized terms that are not defined in “Definitions” below or elsewhere in the Award Agreement will have the same meaning as set forth in the Plan.
JPMorgan Chase & Co. will be referred to throughout the Award Agreement as “JPMorgan Chase,” and together with its subsidiaries as the “Firm.”

Form and Purpose of Award
Each restricted stock unit represents a non-transferable right to receive one share of Common Stock as of the applicable vesting date as set forth in your Award Agreement.
The purpose of this award is to motivate your future performance for services to be provided during the vesting period and to align your interests with those of the Firm and its shareholders.

Dividend Equivalents
If dividends are paid on Common Stock while restricted stock units under this award are outstanding, you will be paid an amount equal to the dividend paid on one share of Common Stock, multiplied by the number of restricted stock units outstanding under this award as of the dividend record date.

Protection- Based Vesting
This award is intended and expected to vest on the vesting date(s), provided that you are continuously employed by the Firm through such vesting date, or you meet the requirements for continued vesting described under the subsections “--Job Elimination,” “--Full Career Eligibility,” “--Government Office” or “--Disability.” However, vesting and the number of restricted stock units in which you vest are subject to these terms and conditions (including, but not limited to, sections captioned “Recapture Provisions,” “Remedies” and the following protection-based vesting provision.)
Up to a total of fifty percent of your award that would otherwise be distributable to you during the vesting period (“At Risk restricted stock units”) may be cancelled if the Chief Executive Officer of JPMorgan Chase (“CEO”) determines in his or her sole discretion that cancellation of all or portion of the At Risk restricted stock units is appropriate in light of any one or a combination of the following factors:
•
Your performance in relation to the priorities for your position, or the Firm’s performance in relation to the priorities for which you share responsibility as a member of the Operating Committee, have been unsatisfactory for a sustained period of time. Among the factors the CEO may consider in assessing performance are net income, total net revenue, return on equity, earnings per share and capital ratios of the Firm, both on an absolute basis and, as appropriate, relative to peer firms.
•
For any calendar year ending during the vesting period, JPMorgan Chase’s annual pre-tax pre-provision income at the Firm level is negative.
•
Awards granted to participants in a Line of Business for which you exercise, or during the vesting period exercised, direct or indirect responsibility, were in whole or in part cancelled because the Line of Business did not meet its annual Line of Business Financial Threshold.
•
The Firm does not meet the Firmwide Financial Threshold.
In the event that your employment terminates due to “Job Elimination,” ”Full Career Eligibility,” Government Office” or “Disability” thereby entitling you to continued vesting in your award (or potentially acceleration due to satisfaction of the Government Office Requirements), the cancellation circumstances described above will continue to apply to your At Risk restricted stock units pursuant to the section captioned “Accelerated Distribution for Ethics or Conflict Reasons Resulting From Employment by a Government Entity.”
Any determination above with respect to protection-based vesting provisions is subject to ratification by the Compensation and Management Development Committee of the Board of Directors of JPMorgan Chase (“Committee”). In the case of an award to the CEO, all such determinations shall be made by the Committee.

Vest Period
The period from the Grant Date to the last vesting date is the “vesting period.” (See subsections captioned “--Amendment” pursuant to which the Firm may extend the vesting period and “--No Ownership Rights” pursuant to which the Firm may place restrictions on delivered shares of Common Stock following a vesting date.)

Holding Requirement
As of each vesting date, you shall be entitled to a distribution equal to the Fair Market Value of the number of restricted stock units vesting on such date, less the number being withheld to satisfy tax withholding obligations. You agree that the distribution made to you will be held in an account in your name with restrictions preventing you from transferring, assigning, selling, pledging or otherwise encumbering such distribution for a six month period commencing with the vesting date. Such restrictions shall lapse in event of your death.

Bonus Recoupment
In consideration of the grant of this award, you agree that you are subject to the JPMorgan Chase Bonus Recoupment Policy (or successor policy) as in effect from time to time as it applies both to the cash incentive compensation awarded to you for performance year 2016 and to this award. You can access this policy as currently in effect through the following link:
http://www.jpmorganchase.com/corporate/About-JPMC/corporate-governance-principles.htm#recoupment
For the avoidance of doubt, nothing in these terms and conditions in any way limits the rights of the Firm under the JPMorgan Chase Bonus Recoupment Policy (or successor policy).

UK Clawback Policy for Identified Staff
In consideration of grant of this award, and without prejudice to any other provision of this Award Agreement, you agree that you are subject to the JPMorgan Chase Clawback Policy for Identified Staff or successor policy as in effect from time to time as it applies both to the cash incentive compensation awarded to you for performance year 2016 and to this award. You can access this policy as currently in effect in My Rewards through the following link: https://myrewards.jpmchase.net/myrewards

Recapture Provisions (Detrimental Conduct, Risk-Related and Other Recapture Provisions)
Notwithstanding any terms of this Award Agreement to the contrary, JPMorgan Chase reserves the right in its sole discretion to cancel up to 100% of your outstanding restricted stock units under this award and, to the extent set forth in “Remedies” below, to recover from you up to an amount equal to the Fair Market Value (determined as of the applicable vesting date) of the gross number of shares of Common Stock previously distributed (including shares withheld for tax purposes) under this award if the Firm in its sole discretion determines that:
•
you engaged in conduct detrimental to the Firm insofar as it causes material financial or reputational harm to the Firm or its business activities, or
•
this award was based on materially inaccurate performance metrics, whether or not you were responsible for the inaccuracy, or
•
this award was based on a material misrepresentation by you, or
•
you improperly or with gross negligence failed to identify, raise or assess, in a timely manner and as reasonably expected, risks and/or concerns with respect to risks material to the Firm or its business activities, or
•
your employment was terminated for Cause (see section captioned “Definitions” below) or, in the case of a determination after the termination of your employment, that your employment could have been terminated for Cause.
See section captioned “Remedies” for additional information.
JPMorgan Chase’s right to cancel and/or recover the value of this award (or any cash bonus) under the JPMorgan Chase Bonus Recoupment Policy and the other provisions of this award relate to the “organizational goals” of the Firm as that term is defined by regulations issued under Section 409A of the Internal Revenue Code (“Code”).

Termination of Employment
Except as explicitly set forth below under the subsections captioned “--Job Elimination,” “--Full Career Eligibility,” “--Government Office” or “--Disability” below or under the section captioned “Death,” any restricted stock units outstanding under this award will be cancelled effective on the date your employment with the Firm terminates for any reason.
Subject to these terms and conditions (including, but not limited to, sections captioned “Protection-Based Vesting,” “Bonus Recoupment,” “Recapture Provisions,” “Your Obligations” and “Remedies”), you will be eligible to continue to vest (on the original vesting schedule) with respect to your award in accordance with its terms and conditions following the termination of your employment if one of the following circumstances applies to you:

➢ Job Elimination
Job Elimination:
In the event that the Director of Human Resources or nominee in his or her sole discretion determines that
•
the Firm terminated your employment because your job was eliminated, and
•
after you are notified that your job will be eliminated, you provided such services as requested by the Firm in a cooperative and professional manner, and you satisfied the Release/Certification Requirements set forth below.

➢ Full Career Eligibility
Full Career Eligibility:
In the event that the Director of Human Resources or nominee in his or her sole discretion determines that
•
you voluntarily terminated your employment with the Firm, had completed at least five years of continuous service with the Firm immediately preceding your termination date, and
•
your Recognized Service (as defined below) on your date of termination equaled or exceeded 15 years, or your combined Recognized Service with the Firm and external professional experience (as attested by you to the Firm) equaled or exceeded 30 years, and
•
you provided at least 90 days advance written notice to the Firm of your intention to voluntarily terminate your employment under this provision, during which notice period you provided such services as requested by the Firm in a cooperative and professional manner and you did not perform any services for any other employer, and
•
continued vesting shall be appropriate, which determination shall be made prior to your termination and will be based on your performance and conduct (before and after providing notice), and
•
for 36 months from the date of grant of this award you do not either perform services in any capacity (including self-employment) for a Financial Services Company (as defined below) or work in your profession (whether or not for a Financial Services Company); provided that you may work for a government, education or Not-for-Profit Organization (as defined below), and
•
you satisfy the Release/Certification Requirements set forth below.
After receipt of such advance written notice, the Firm may choose to have you continue to provide services during such 90-day period as a condition to continued vesting or shorten the length of the 90-day period at the Firm’s discretion, but to a date no earlier than the date you would otherwise meet the service requirement.
Additional advance notice requirements may apply for employees subject to notice period policies. (See “Notice Period” below.)

➢ Government Office
Government Office:
In the event that you voluntarily terminate your employment with the Firm to accept a Government Office or become a candidate for an elective Government Office, as described at the end of these terms and conditions under the section captioned “Government Office Requirements.” See also definition of Government Office in the section captioned “Definitions.”

➢ Disability
Disability:
In the event that
•
your employment with the Firm terminates because (i) you are unable to return to work while you are receiving benefits under the JPMorgan Chase Long Term Disability Plan, or for non-U.S. employees, under the equivalent JPMorgan Chase-sponsored local country plan (in either case, “LTD Plan”),  or (ii) if you are not covered by a LTD Plan, you are unable to return to work due to a long-term disability that would qualify for benefits under the applicable LTD Plan, as determined by the Firm or a third-party designated by the Firm; provided that you (x) request in writing continued vesting due to such disability within 30 days of the date your employment terminates, and (y) provide any requested supporting documentation and (z) receive the Firm’s written consent to such treatment, and
•
you satisfy the Release/Certification Requirements set forth below.

Release/ Certification
To qualify for continued vesting after termination of your employment under any of the foregoing circumstances:
•
you must timely execute and deliver a release of claims in favor of the Firm, having such form and terms as the Firm shall specify,
•
with respect to “Full Career Eligibility,” prior to the termination of your employment, you must confirm with management that you meet the eligibility criteria (including providing at least 90 days advance written notification), advise that you are seeking to be treated as an individual eligible for “Full Career Eligibility,” and receive written consent to such continued vesting,
•
with respect to “Disability,” you must satisfy the notice and documentation described above and receive written consent to such continued vesting,
•
with respect to “Full Career Eligibility,” it is your responsibility to take the appropriate steps to certify to the Firm prior to each vesting date while the employment restrictions are outstanding on the authorized form of the Firm that you have complied with the employment restrictions applicable to you (as described herein) from your date of termination of employment through the applicable vesting date, and in all cases, complied with all other terms of the Award Agreement. (See section captioned “Your Obligations”.)

Death
If you die while you are eligible to vest in restricted stock units under this award, the restricted stock units will immediately vest and will be distributed in shares of Common Stock (after applicable tax withholding) to your designated beneficiary on file with the Firm’s Stock Administration Department, or if no beneficiary has been designated or survives you, then to your estate. Any shares will be distributed no later than the end of the calendar year immediately following the calendar year which contains your date of death; however, our administrative practice is to register such shares in the name of your beneficiary or estate within 60 days of the Firm’s receipt of any required documentation.

Your Obligations
In consideration of the grant of this award, you agree to comply with and be bound by the obligations set forth below next to the subsections captioned “--Non-Solicitation of Employees and Customers,” “--Confidential Information,” “--Non-Disparagement,” ”--Cooperation,” “--Compliance with Award Agreement,” and “--Notice Period.”

➢ Non-Solicitation of Employees and Customers
During your employment by the Firm and for the longer of the (i) one year period following the termination of your employment or, (ii) if your award is not cancelled as of your termination date, the three year period from Grant Date, you will not directly or indirectly, whether on your own behalf or on behalf of any other party, without the prior written consent of the Director of Human Resources: (i) solicit, induce or encourage any of the Firm’s then current employees to leave the Firm or to apply for employment elsewhere, (ii) hire any employee or former employee who was employed by the Firm at the date your employment terminated, unless the individual’s employment terminated because his or her job was eliminated, or the individual’s employment with the Firm has been terminated for more than six months, (iii) to the fullest extent enforceable under applicable law, solicit or induce or attempt to induce to leave the Firm, or divert or attempt to divert from doing business with the Firm, any then current customers, suppliers or other persons or entities that were serviced by you or whose names became known to you by virtue of your employment with the Firm, or otherwise interfere with the relationship between the Firm and such customers, suppliers or other persons or entities. This does not apply to publicly known institutional customers that you service after your employment with the Firm without the use of the Firm’s confidential or proprietary information.
These restrictions do not apply to authorized actions you take in the normal course of your employment with the Firm, such as employment decisions with respect to employees you supervise or business referrals in accordance with the Firm’s policies.

➢ Confidential Information
You will not, either during your employment with the Firm or thereafter, directly or indirectly (i) use or disclose to anyone any confidential information related to the Firm’s business, or (ii) communicate with the press or other media about matters related to the Firm, its customers or employees, including matters and activities relating to your employment, or the employment of others, by the Firm, in the case of either (i) or (ii), except as explicitly permitted by the JPMorgan Chase Code of Conduct and applicable policies or law or legal process. In addition, following your termination of employment, you will not, without prior written authorization, access the Firm’s private and internal information through telephonic, intranet or internet means. “Confidential information” shall have the same meaning for the Award Agreement as it has in the JPMorgan Chase Code of Conduct.
Nothing in this award precludes you from reporting to the Firm’s management or directors, the government, a regulator, a self-regulatory agency, your attorneys or a court, conduct you believe to be in violation of the law or concerns of any known or suspected Code of Conduct violation. It is also not intended to prevent you from responding truthfully to questions or requests from the government, a regulator or in a court of law.

➢ Non-Disparagement
You will not, either during your employment with the Firm or thereafter, make or encourage others to make any public statement or release any information in verbal, written, electronic or any other form, that is intended to, or reasonably could be foreseen to, disparage, embarrass or criticize the Firm or its employees, officers, directors or shareholders as a group. This shall not preclude you from reporting to the Firm’s management or directors or to the government or a regulator conduct you believe to be in violation of the law or the Firm’s Code of Conduct or responding truthfully to questions or requests for information to the government, a regulator or in a court of law in connection with a legal or regulatory investigation or proceeding.

➢ Cooperation
You will cooperate fully with and provide full and accurate information to the Firm and its counsel with respect to any matter (including any audit, tax proceeding, litigation, investigation or governmental proceeding) with respect to which you may have knowledge or information, subject to reimbursement for actual, appropriate and reasonable out-of-pocket expenses incurred by you.

 ➢ Compliance with Award Agreement
You will provide the Firm with any information reasonably requested to determine compliance with the Award Agreement, and you authorize the Firm to disclose the terms of the Award Agreement to any third party who might be affected thereby, including your prospective employer.

 ➢ Notice Period
If you are subject to a notice period or become subject to a notice period after the Grant Date, whether by contract or by policy, that requires you to provide advance written notice of your intention to terminate your employment (“Notice Period”), then as consideration for this award and continued employment, you will provide the Firm with the necessary advance written notice that applies to you, as specified by such contract or policy.
After receipt of your notice, the Firm may choose to have you continue to provide services during the applicable Notice Period or may place you on a paid leave for all or part of the applicable Notice Period.  During the Notice Period, you shall continue to devote your full time and loyalty to the Firm by providing services in a cooperative and professional manner and not perform any services for any other employer and shall receive your base salary and certain benefits until your employment terminates.  You and the Firm may mutually agree to waive or modify the length of the Notice Period.
Regardless of whether a Notice Period applies to you, you must comply with the 90-day advance notice period described under the subsection captioned “--Full Career Eligibility” in the event you wish to terminate employment under that same subsection.

Remedies
➢ Cancellation
In addition to the cancellation provisions described under the sections captioned “Protection-Based Vesting,” “Bonus Recoupment,” “Recapture Provisions” and “Termination of Employment,” your outstanding restricted stock units under this award may be cancelled if the Firm in its sole discretion determines that:
•
you have failed to comply with any of the advance notice/cooperation requirements or employment restrictions applicable to your termination of employment, or
•
you have failed to return the required forms specified under the section captioned “Release/Certification” by the specified deadline, , or
•
you have violated any of the provisions as set forth above in the section captioned “Your Obligations.”
To the extent provided under the subsection captioned “--Amendment” below, JPMorgan Chase reserves the right to suspend vesting of this award and/or distribution of shares under this award, including, without limitation, during any period that JPMorgan Chase is evaluating whether this award is subject to cancellation and/or recovery and/or whether the conditions for distributions of shares under this award are satisfied. JPMorgan Chase is not responsible for any price fluctuations during any period of suspension and, if applicable, suspended units will be reinstated consistent with Plan administration procedures. See also “subsection captioned “--No Ownership Rights.”

➢ Recovery
In addition, you may be required to pay the Firm up to an amount equal to the Fair Market Value (determined as of the applicable vesting date) of the gross number of shares of Common Stock previously distributed under this award as follows:
•
Payment may be required with respect to any shares of Common Stock distributed within the three year period prior to a notice-of-recovery under this section, if the Firm in its sole discretion determines that:
◦
you committed a fraudulent act, or engaged in knowing and willful misconduct related to your employment,
◦
you violated any of the provisions as set forth above in the section captioned “Your Obligations,” or
◦
you violated the employment restrictions set forth in the subsection “--Full Career Eligibility” following the termination of your employment.
•
In addition, payment may be required with respect to any shares distributed within the one year period prior to notice-of-recovery under this section, if the Firm in its sole discretion determines appropriate pursuant to the provisions in the subsection captioned “Recapture Provisions.”
Notice-of-recovery under this subsection is a written (including electronic) notice from the Firm to you either requiring payment under this subsection or stating that JPMorgan Chase is evaluating requiring payment under this subsection. Without limiting the foregoing, notice-of-recovery will be deemed provided if the Firm makes a good faith attempt to provide written (including electronic) notice at your last known address maintained in the Firm’s employment records. For the avoidance of doubt, a notice-of-recovery that the Firm is evaluating requiring payment under this section shall preserve JPMorgan Chase’s rights to require payment as set forth above in all respects and the Firm shall be under no obligation to complete its evaluation other than as the Firm may determine in its sole discretion.

For purposes of this section, shares distributed under this award include shares withheld for tax purposes.  However, it is the Firm’s intention that you only be required to pay the amounts under this section with respect to shares that are or may be retained by you following a determination of tax liability and that you will not be required to pay amounts with respect to shares representing irrevocable tax withholdings or tax payments previously made (whether by you or the Firm) that you will not be able to recover, recapture or reclaim (including as a tax credit, refund or other benefit).  Accordingly, JPMorgan Chase will not require you to pay any amount that the Firm or its nominee in his or her sole discretion determines is represented by such withholdings or tax payments.
Payment may be made in shares of Common Stock or in cash. You agree that any repayment will be a recovery of shares to which you were not entitled under the terms and conditions of your Award Agreement and is not to be construed in any manner as a penalty. You also acknowledge that a violation or attempted violation of the obligations set forth herein will cause immediate and irreparable damage to the Firm, and therefore agree that the Firm shall be entitled as a matter of right to an injunction, from any court of competent jurisdiction, restraining any violation or further violation of such obligations; such right to an injunction, however, shall be cumulative and in addition to whatever other remedies the Firm may have under law or equity.
Nothing in the section in any way limits your obligations under “Bonus Recoupment.”

Administrative Provisions
Withholding Taxes: The Firm, in its sole discretion, may (i) retain from each distribution the number of shares of Common Stock required to satisfy applicable tax obligations or (ii) implement any other desirable or necessary procedures, so that appropriate withholding and other taxes are paid to the competent authorities with respect to the vested shares, dividend equivalents and the award. This may include but is not limited to (i) a market sale of a number of such shares on your behalf substantially equal to the withholding or other taxes, (ii) to the extent required by law, withhold from cash compensation, an amount equal to any withholding obligation with respect to the award, shares that vest under this award, and/or dividend equivalents, and (iii) retaining shares that vest under this award or dividend equivalents until you pay any taxes associated with the award, vested shares and/or the dividend equivalents directly to the competent authorities

Right to Set Off: The Firm may, to the maximum extent permitted by applicable law (including Section 409A of the Code to the extent it is applicable to you), retain for itself funds or the Common Stock resulting from any vesting of this award to satisfy any obligation or debt that you owe to the Firm`. Notwithstanding any account agreement with the Firm to the contrary, the Firm will not recoup or recover any amount owed from any funds or unrestricted securities held in your name and maintained at the Firm pursuant to such account agreement to satisfy any obligation or debt or obligation owed by you under this award without your consent. This restriction on the Firm does not apply to accounts described and authorized in “No Ownership Rights” described below

No Ownership Rights: Restricted stock units do not convey the rights of ownership of Common Stock and do not carry voting rights. No shares of Common Stock will be issued to you until after the restricted stock units have vested and any applicable restrictions have lapsed. Shares will be issued in accordance with JPMorgan Chase’s procedures for issuing stock. By accepting this award, you authorize the Firm, in its discretion, to establish on your behalf a brokerage account in your name with the Firm or book-entry account with our stock plan administrator and/or transfer agent and deliver to that account any vested shares derived from the award.
With respect to any applicable vesting date, JPMorgan Chase may impose for any reason, as of such vesting date for such period as it may specify in its sole discretion, such restrictions on the Common Stock to be issued to you as it may deem appropriate, including, but not limited to, restricting the sale, transfer, pledge, assignment or encumbrance of such shares of Common Stock. By accepting this award, you acknowledge that during such specified period should there be a determination that the cancellation or recovery provisions of this award apply, then you agree that any shares subject to such restrictions (notwithstanding the limitation set forth set forth in the Right to Set Off section above) may be cancelled in whole or part. (See sections captioned “Protection-Based Vesting,” “Bonus Recoupment,” “Recapture Provisions,” “Termination of Employment” and “Remedies,” as well as the subsection captioned “--Amendment” permitting suspension of vesting.)

Binding Agreement: The Award Agreement will be binding upon any successor in interest to JPMorgan Chase, by merger or otherwise.
Not a Contract of Employment: Nothing contained in the Award Agreement constitutes a contract of employment or continued employment. Employment is “at-will” and may be terminated by either you or JPMorgan Chase for any reason at any time. This award does not confer any right or entitlement to, nor does the award impose any obligation on the Firm to provide, the same or any similar award in the future and its value is not compensation for purposes of determining severance.
Section 409A Compliance: To the extent that Section 409A of the Code is applicable to this award, distributions of shares and cash hereunder are intended to comply with Section 409A of the Code, and the Award Agreement, including these terms and conditions, shall be interpreted in a manner consistent with such intent.
Notwithstanding anything herein to the contrary, if you (i) are subject to taxation under the Code, (ii) are a specified employee as defined in the JPMorgan Chase 2005 Deferred Compensation Plan and (iii) have incurred a separation from service (as defined in that Plan with the exception of death) and if any units/shares under this award represent deferred compensation as defined in Section 409A and such shares are distributable (under the terms of this award) within six months following, and as a result of your separation from service, then those shares will be delivered to during the first calendar month after the expiration of six full months from date of your separation from service. Further, if your award is not subject to a substantial risk of forfeiture as defined by regulations issued under Section 409A of the Code, then the remainder of each calendar year immediately following (i) each applicable vesting date set forth in your Award Agreement shall be a payment date for purposes of distributing the vested portion of the award and (ii) each date that JPMorgan Chase specifies for payment of dividends declared on its Common Stock, shall be the payment date(s) for purposes of distributing dividend equivalent payments.

Change in Outstanding Shares: In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, issuance of a new class of common stock, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to stockholders of Common Stock other than regular cash dividends, the Committee will make an equitable substitution or proportionate adjustment, in the number or kind of shares of Common Stock or other securities issued or reserved for issuance pursuant to the Plan and to any restricted stock units outstanding under this award for such corporate events.
Interpretation/Administration: The Committee has sole and complete authority to interpret and administer this Award Agreement, including, without limitation, the power to (i) interpret the Plan and the terms of this Award Agreement; (ii) determine the reason for termination of employment; (iii) determine application of the post-employment obligations and cancellation and recovery provisions; (iv) decide all claims arising with respect to this award; and (v) delegate such authority as it deems appropriate. Any determination contemplated hereunder by the Committee, the Firm, the Director of Human Resources or their respective delegates or nominees shall be binding on all parties.
Notwithstanding anything herein to the contrary, the determinations of the Director of Human Resources, the Firm, the Committee and their respective delegates and nominees under the Plan and the Award Agreements are not required to be uniform. By way of clarification, the Committee, the Firm, the Director of Human Resources and their respective delegates and nominees shall be entitled to make non-uniform and selective determinations and modifications under Award Agreements and the Plan.

Amendment: The Committee or its nominee reserves the right to amend this Award Agreement in any manner, at any time and for any reason; provided, however, that no such amendment shall materially adversely affect your rights under this Award Agreement without your consent except to the extent that the Committee or its delegate considers advisable to (x) comply with applicable laws or changes in or interpretation of applicable laws, regulatory requirements and accounting rules or standards and/or (y) make a change in a scheduled vesting date or impose the restrictions described above under “No Ownership Rights,” in either case, to the extent permitted by Section 409A of the Code if it is applicable you.  This Award Agreement may not be amended except in writing signed by the Director of Human Resources of JPMorgan Chase.
Severability: If any portion of the Award Agreement is determined by the Firm to be unenforceable in any jurisdiction, any court or arbitrator of competent jurisdiction or the Director of Human Resources may reform the relevant provisions (e.g., as to length of service, time, geographical area or scope) to the extent the Firm (or court/arbitrator) considers necessary to make the provision enforceable under applicable law.

Accelerated Distribution for Ethics or Conflict Reasons Resulting From Employment by a Government Entity:  Upon receipt of satisfactory evidence that applicable United States federal, state, local, foreign or supranational ethics or conflict of interest laws or regulations require you to divest your interest in JPMorgan Chase restricted stock units, the Firm may accelerate the distribution of all or part of your outstanding award effective on or before the required divestiture date; provided that no accelerated distribution shall occur if the Firm determines that such acceleration will violate Section 409A of the Code.
If you have voluntarily terminated your employment and have satisfied the requirements of the section captioned “Government Office Requirements,”, acceleration shall apply (to extent required) to the percentage of your outstanding award that would continue to vest under that section. In the case of a termination of employment where the award is outstanding as a result of the subsections entitled “Job Elimination” or “Full Career Eligibility”, then acceleration shall apply, to the extent required, to the full outstanding award.
Notwithstanding accelerated distribution pursuant to the foregoing, you will remain subject to the applicable terms of your Award Agreement as if your award had remained outstanding for the duration of the original vesting period and shares had been distributed as scheduled as of each applicable vesting date, including, but not limited to, repayment obligations set forth in the section captioned “Remedies” and the employment restrictions in the sections captioned “Protection-Based Vesting” and “Government Office Requirements” and the subsection “Full Career Eligibility.”

Use of Personal Data:  By accepting this award, you have acknowledged that the Firm may process your personal data (including sensitive personal data) for purposes, including but not limited to(i) determining your compensation, (ii) payroll activities, including, but not limited to, tax withholding and regulatory reporting, which tax and regulatory reporting and withholding may include, but is not limited to, the United States, your work country (including countries to which you travel on Firm business) and country of residence, (iii) registration of shares and units, (iv) establishing brokerage account on your behalf, and (v) all other lawful purposes related to your employment and this award and that the Firm may provide such data to third party vendors with whom it has contracted to provide such services and/or other bodies, including regulators, supervisory bodies, law enforcement and other government agencies. You are acknowledging and agreeing that your personal data will be transferred to, and processed in, countries and locations that do not have the same data privacy laws and statutory protection for personal data as your work country, country of residence, or country of nationality. If your personal data is subject to data privacy laws or statutory protection for personal data and they so provide for termination of the foregoing authorization, you may terminate the authorization at any time except with respect to tax and regulatory reporting and subject always to the Firm’s legal and regulatory obligations. In the event you terminate this authorization, your award will be cancelled.

Governing Law: This award shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles.
Choice of Forum: By accepting this award under the Plan, you agree (and have agreed) that to the extent not otherwise subject to arbitration under an arbitration agreement between you and the Firm, any dispute arising directly or indirectly in connection with this award or the Plan shall be submitted to arbitration in accordance with the rules of the American Arbitration Association if so elected by the Firm in its sole discretion. In the event such a dispute is not subject to arbitration for any reason, you agree to accept the exclusive jurisdiction and venue of the United States District Court for the Southern District of New York with respect to any judicial proceeding in connection with this award or the Plan. You waive, to the fullest extent permitted by law, any objection to personal jurisdiction or to the laying of venue of such dispute and further agree not to commence any action arising out of or relating to this award or the Plan in any other forum.

Waiver of Jury Trial/Class Claims: By accepting this award, you agree, with respect to any claim brought in connection with your employment with the Firm in any forum (i) to waive the right to a jury trial and (ii) that any judicial proceeding or arbitration claim will be brought on an individual basis, and you hereby waive any right to submit, initiate, or participate in a representative capacity or as a plaintiff, claimant or member in a class action, collective action, or other representative or joint action.
Litigation: By accepting any award under the Plan, you agree (and have agreed) that in any action or proceeding by the Firm (other than a derivative suit in the right of the Firm) to enforce the terms and conditions of this Award Agreement or any other Award Agreement where the Firm is the prevailing party, the Firm shall be entitled to recover from you its reasonable attorney fees and expenses incurred in such action or proceeding. In addition, you agree that you are not entitled to, and agree not to seek, advancement of attorney fees and indemnification under the Firm’s By-Laws in the event of such a suit by the Firm.

Nontransferability: Neither this award or any other outstanding awards of restricted stock units, nor your interests or rights in any such awards, shall be assigned, pledged, transferred, hypothecated or subject to any lien. An award may be transferred following your death by will, the laws of descent or by a beneficiary designation on file with the Firm.
Outstanding Awards: The Administrative provisions set forth above shall apply to any award of restricted stock units outstanding as of the date hereof, and such awards are hereby amended.

Definitions
“Cause” means a determination by the Firm that your employment terminated as a result of your (i) violation of any law, rule or regulation (including rules of self-regulatory bodies) related to the Firm’s business, (ii) indictment or conviction of a felony, (iii) commission of a fraudulent act, (iv) violation of the JPMorgan Code of Conduct or other Firm policies or misconduct related to your duties to the Firm (other than immaterial and inadvertent violations or misconduct), (v) grossly inadequate performance of the duties associated with your position or job function or failure to follow reasonable directives of your manager, or (vi) any act or failure to act that is injurious to the interests of the Firm or its relationship with a customer, client or an employee

“Financial Services Company” means a business enterprise that employs you in any capacity (such as an employee, contractor, consultant, advisor, or self-employed individual, whether paid or unpaid) and engages in:
•
commercial or retail banking, including, but not limited to, commercial, institutional and personal trust, custody and/or lending and processing services, originating and servicing mortgages, issuing and servicing credit cards, payment servicing or processing or merchant services,
•
insurance, including but not limited to, guaranteeing against loss, harm, damage, illness, disability or death, providing and issuing annuities, acting as principal, agent or broker for purpose of the forgoing,
•
financial, investment or economic advisory services, including but not limited to, investment banking services (such as advising on mergers or dispositions, underwriting, dealing in, or making a market in securities or other similar activities), brokerage services, investment management services, asset management services, and hedge funds,
•
issuing, trading or selling instruments representing interests in pools of assets or in derivatives instruments,
•
advising on, or investing in, private equity or real estate, or
•
any similar activities that the Director of Human Resources or nominee determines in his or her sole discretion constitute financial services.
“Firmwide Financial Threshold” means a cumulative return on tangible common equity for calendar years 2017 2018, and 2019 of not less than 15%. Cumulative return on tangible common equity means (i) the sum of the Firm’s reported net income for all three calendar years, divided by (ii) reported year-end tangible equity averaged over the three years.

“Government Office” means (i) a full-time position in an elected or appointed office in local, state, or federal government (including equivalent positions outside the U.S. or in a supranational organization), not reasonably anticipated to be a full-career position, or (ii) conducting a bona fide full-time campaign for such an elective public office after formally filing for candidacy, where it is customary and reasonably necessary to campaign full-time for the office.
“Line of Business” means a business unit of the Firm (or one or more business units designated below under the definition “Line of Business Financial Threshold” of the Corporate Investment Bank).  All Corporate Functions (including the functions of the Chief Investment Office) are considered a single Line of Business.
“Line of Business Financial Threshold” means the financial threshold set forth below for the following Lines of Business based on the Firm’s management reporting system:

Asset & Wealth Management	Annual negative pre-provision net income[1]
Card, Commerce Solutions, Auto Finance and Student	Annual negative pre-tax, pre-loan loss reserve income[2]
Commercial Banking	Annual negative pre-provision net income including loan charge-offs
Corporate Investment Bank	Annual negative pre-provision net income for CIB overall and/or annual negative allocated product revenues (excluding DVA) for:
• Macro products: ➢ Currency and Emerging Markets ➢ Rates ➢ Commodities • Spread Products ➢ Credit ➢ SPG ➢ Public Finance • Equities • Investor Services • Global Banking
Consumer Banking Business, CWM and Business Banking	Annual negative pre-provision net income[2]
Corporate Functions (including Chief Investment Office)	Annual negative pre-provision net income[1] reported at the Firm level
Mortgage Banking	Annual negative pre-tax, pre-loan loss reserve income[2]
[1]Pre-tax pre-provision income means Revenue less Expenses [2]Pre-tax pre-loan loss reserve income means Revenue less (Expenses plus Net Charge-offs)

“Not-for-Profit Organization” means an entity exempt from tax under state law and under Section 501(c)(3) of the Code. Section 501(c)(3) only includes entities organized and operated exclusively for religious, charitable, scientific, testing for public safety, literary or educational purposes, or to foster national or international amateur sports competition or for the prevention of cruelty to children or animals. Not-for-Profit Organization shall also mean entities outside the United States exempt from local and national tax laws because they are organized and operated exclusively for religious, charitable, scientific, testing for public safety, literary or educational purposes, or to foster national or international amateur sports competition or for the prevention of cruelty to children or animals
“Recognized Service” means the period of service as an employee set forth in the Firm’s applicable service-related policies.

Government Office Requirements
You may be eligible to continue vesting in all or part of your award if you voluntarily resign to accept a Government Office (as defined above) or to become a candidate for an elective Government Office.
Full Career Eligibility:
“Government Office Requirements” does not apply to you if you satisfy the subsection captioned “--Full Career Eligibility” as of the date that you voluntarily terminate your employment with the Firm.
Eligibility:
Eligibility for continued vesting is conditioned on your providing the Firm:

•
At least 60 days’ advance written notice of your intention to resign to accept or pursue a Government Office (see section captioned “Definitions”), during which period you must perform in a cooperative and professional manner services requested by the Firm and not provide services for any other employer. The Firm may elect to shorten this notice period at the Firm’s discretion.

•	Confirmation, in a form satisfactory to the Firm, that vesting in this award pursuant to this provision would not violate any applicable law, regulation or rule.

•
Documentation in a form satisfactory to the Firm that your resignation is for the purpose of accepting a Government Office or becoming a candidate for a Government Office. (See section captioned “Definitions.”)

Portion of Your Awards Subject to Continued vesting:
Subject to the conditions below, the percentage of your outstanding awards that will continue to vest in accordance with this award’s original schedule will be based on your years of continuous service completed with the Firm immediately preceding your termination date, as follows:

•	50% if you have at least 3 but less than 4 years of continuous service,

•	75% if you have at least 4 but less than 5 years of continuous service, or

•	100% if you have 5 or more years of continuous service.
The portion of each award subject to continued vesting above is referred to as the “CV Award” and the portion not subject to continued vesting will be cancelled on the date your employment terminates.
Conditions for Continued Vesting of Awards:

•
You must remain in a non-elective Government Office for two or more years after your employment with the Firm terminates to receive in full your CV Award; provided that if your non-elective Government Office is for a period less than two years, you will be entitled to retain any portion of the CV Award with a vesting date during your period of Government Service; or

•
In the case of resignation from the Firm to campaign for an elective Government Office, your name must be on the primary or final public ballot for the election. (If you are not elected, see below for employment restrictions.)

Satisfaction of Conditions:
If your service in a Government Office ends two years or more after your employment with the Firm terminates, or in the case of resignation from the Firm to campaign for a Government Office, your name is on the primary or final public ballot for the election and you are not elected, any CV Awards then outstanding and any such awards that would have then been outstanding but for an accelerated distribution of shares (as described in the subsection captioned --Accelerated Distribution for Ethics or Conflict Reasons Resulting From Employment by a Government Entity”) will be subject for the remainder of the applicable vesting period to the same terms and conditions of this Award Agreement, including employment restrictions during the vesting period, as if you had resigned from the Firm having met the requirements for Full Career Eligibility.
Failure to Satisfy Conditions:
If you do not satisfy the above “Conditions for Continued Vesting of Awards,” any outstanding restricted stock units under each CV Award will be cancelled. You also will be required to repay the Fair Market Value of the number of shares (before tax and other withholdings) of Common Stock distributed to you that would have been outstanding as restricted stock units on the date you failed to satisfy the “Condition for Continued Vesting of Awards” but for their accelerated distribution (as described in the subsection captioned “Accelerated Distribution for Ethics or Conflict Reasons Resulting From Employment by a Government Entity”). Fair Market Value for this purpose will be determined as the date that the shares were distributed.

Exhibit 10.23 (U.K.)

JPMORGAN CHASE & CO. LONG-TERM INCENTIVE PLAN
TERMS AND CONDITIONS OF JANUARY 17, 2017
RESTRICTED STOCK UNIT AWARD
OPERATING COMMITTEE (Protection-Based Vesting Provisions)

Award Agreement
These terms and conditions are made part of the Award Agreement dated as of January 17, 2017 (“Grant Date”) awarding restricted stock units pursuant to the terms of the JPMorgan Chase & Co. Long-Term Incentive Plan (“Plan”). To the extent the terms of the Award Agreement (all references to which will include these terms and conditions) conflict with the Plan, the Plan will govern. The Award Agreement, the Plan and Prospectus supersede any other agreement, whether written or oral, that may have been entered into by the Firm and you relating to this award.
This award was granted on the Grant Date subject to the Award Agreement.  Unless you decline by the deadline and in the manner specified in the Award Agreement, you will have agreed to be bound by these terms and conditions, effective as of the Grant Date.  If you decline the award, it will be cancelled as of the Grant Date.
Capitalized terms that are not defined in “Definitions” below or elsewhere in the Award Agreement will have the same meaning as set forth in the Plan.
JPMorgan Chase & Co. will be referred to throughout the Award Agreement as “JPMorgan Chase,” and together with its subsidiaries as the “Firm.”

Form and Purpose of Award
Each restricted stock unit represents a non-transferable right to receive one share of Common Stock as of the applicable vesting date as set forth in your Award Agreement.
The purpose of this award is to motivate your future performance for services to be provided during the vesting period and to align your interests with those of the Firm and its shareholders.

Dividend Equivalents
If dividends are paid on Common Stock while restricted stock units under this award are outstanding, you will be paid an amount equal to the dividend paid on one share of Common Stock, multiplied by the number of restricted stock units outstanding under this award as of the dividend record date

Protection- Based Vesting
This award is intended and expected to vest on the vesting date(s), provided that you are continuously employed by the Firm through such vesting date, or you meet the requirements for continued vesting described under the subsections “--Job Elimination,” “--Full Career Eligibility,” “--Government Office” or “--Disability.” However, vesting and the number of restricted stock units in which you vest are subject to these terms and conditions (including, but not limited to, sections captioned “Recapture Provisions,” “Remedies” and the following protection-based vesting provision.)
Up to a total of fifty percent of your award that would otherwise be distributable to you during the vesting period (“At Risk restricted stock units”) may be cancelled if the Chief Executive Officer of JPMorgan Chase (“CEO”) determines in his or her sole discretion that cancellation of all or portion of the At Risk restricted stock units is appropriate in light of any one or a combination of the following factors:
•
Your performance in relation to the priorities for your position, or the Firm’s performance in relation to the priorities for which you share responsibility as a member of the Operating Committee, have been unsatisfactory for a sustained period of time. Among the factors the CEO may consider in assessing performance are net income, total net revenue, return on equity, earnings per share and capital ratios of the Firm, both on an absolute basis and, as appropriate, relative to peer firms.
•
For any calendar year ending during the vesting period, JPMorgan Chase’s annual pre-tax pre-provision income at the Firm level is negative.
•
Awards granted to participants in a Line of Business for which you exercise, or during the vesting period exercised, direct or indirect responsibility, were in whole or in part cancelled because the Line of Business did not meet its annual Line of Business Financial Threshold.
•
The Firm does not meet the Firmwide Financial Threshold.
In the event that your employment terminates due to “Job Elimination,” ”Full Career Eligibility,” Government Office” or “Disability” thereby entitling you to continued vesting in your award (or potentially acceleration due to satisfaction of the Government Office Requirements), the cancellation circumstances described above will continue to apply to your At Risk restricted stock units pursuant to the section captioned “Accelerated Distribution for Ethics or Conflict Reasons Resulting From Employment by a Government Entity.”
Any determination above with respect to protection-based vesting provisions is subject to ratification by the Compensation and Management Development Committee of the Board of Directors of JPMorgan Chase (“Committee”). In the case of an award to the CEO, all such determinations shall be made by the Committee

Vest Period
The period from the Grant Date to the last vesting date is the “vesting period.” (See subsections captioned “--Amendment” pursuant to which the Firm may extend the vesting period and “--No Ownership Rights” pursuant to which the Firm may place restrictions on delivered shares of Common Stock following a vesting date.)

Holding Requirement
As of each vesting date, you shall be entitled to a distribution equal to the Fair Market Value of the number of restricted stock units vesting on such date, less the number being withheld to satisfy tax withholding obligations. You agree that the distribution made to you will be held in an account in your name with restrictions preventing you from transferring, assigning, selling, pledging or otherwise encumbering such distribution for a six month period commencing with the vesting date. Such restrictions shall lapse in event of your death.

Bonus Recoupment
In consideration of the grant of this award, you agree that you are subject to the JPMorgan Chase Bonus Recoupment Policy (or successor policy) as in effect from time to time as it applies both to the cash incentive compensation awarded to you for performance year 2016 and to this award. You can access this policy as currently in effect through the following link:
http://www.jpmorganchase.com/corporate/About-JPMC/corporate-governance-principles.htm#recoupment
For the avoidance of doubt, nothing in these terms and conditions in any way limits the rights of the Firm under the JPMorgan Chase Bonus Recoupment Policy (or successor policy).

UK Clawback Policy for Identified Staff
In consideration of grant of this award, and without prejudice to any other provision of this Award Agreement, you agree that you are subject to the JPMorgan Chase Clawback Policy for Identified Staff or successor policy as in effect from time to time as it applies both to the cash incentive compensation awarded to you for performance year 2016 and to this award. You can access this policy as currently in effect in My Rewards through the following link: https://myrewards.jpmchase.net/myrewards

Recapture Provisions (Detrimental Conduct, Risk-Related and Other Recapture Provisions)
Notwithstanding any terms of this Award Agreement to the contrary, JPMorgan Chase reserves the right in its sole discretion to cancel up to 100% of your outstanding restricted stock units under this award and, to the extent set forth in “Remedies” below, to recover from you up to an amount equal to the Fair Market Value (determined as of the applicable vesting date) of the gross number of shares of Common Stock previously distributed (including shares withheld for tax purposes) under this award if the Firm in its sole discretion determines that:
•
you engaged in conduct detrimental to the Firm insofar as it causes material financial or reputational harm to the Firm or its business activities, or
•
this award was based on materially inaccurate performance metrics, whether or not you were responsible for the inaccuracy, or
•
this award was based on a material misrepresentation by you, or
•
you improperly or with gross negligence failed to identify, raise or assess, in a timely manner and as reasonably expected, risks and/or concerns with respect to risks material to the Firm or its business activities, or
•
your employment was terminated for Cause (see section captioned “Definitions” below) or, in the case of a determination after the termination of your employment, that your employment could have been terminated for Cause.
See section captioned “Remedies” for additional information.
JPMorgan Chase’s right to cancel and/or recover the value of this award (or any cash bonus) under the JPMorgan Chase Bonus Recoupment Policy and the other provisions of this award relate to the “organizational goals” of the Firm as that term is defined by regulations issued under Section 409A of the Internal Revenue Code (“Code”).

Termination of Employment
Except as explicitly set forth below under the subsections captioned “--Job Elimination,” “--Full Career Eligibility,” “--Government Office” or “--Disability” below or under the section captioned “Death,” any restricted stock units outstanding under this award will be cancelled effective on the date your employment with the Firm terminates for any reason.
Subject to these terms and conditions (including, but not limited to, sections captioned “Protection-Based Vesting,” “Bonus Recoupment,” “Recapture Provisions,” “Your Obligations” and “Remedies”), you will be eligible to continue to vest (on the original vesting schedule) with respect to your award in accordance with its terms and conditions following the termination of your employment if one of the following circumstances applies to you:

➢ Job Elimination
Job Elimination:
In the event that the Director of Human Resources or nominee in his or her sole discretion determines that
•
the Firm terminated your employment because your job was eliminated, and
•
after you are notified that your job will be eliminated, you provided such services as requested by the Firm in a cooperative and professional manner, and you satisfied the Release/Certification Requirements set forth below.

➢ Full Career Eligibility
Full Career Eligibility:
In the event that the Director of Human Resources or nominee in his or her sole discretion determines that
•
you voluntarily terminated your employment with the Firm, had completed at least five years of continuous service with the Firm immediately preceding your termination date, and
•
your Recognized Service (as defined below) on your date of termination equaled or exceeded 15 years, or your combined Recognized Service with the Firm and external professional experience (as attested by you to the Firm) equaled or exceeded 30 years, and
•
you provided at least 90 days advance written notice to the Firm of your intention to voluntarily terminate your employment under this provision, during which notice period you provided such services as requested by the Firm in a cooperative and professional manner and you did not perform any services for any other employer, and
•
continued vesting shall be appropriate, which determination shall be made prior to your termination and will be based on your performance and conduct (before and after providing notice), and
•
for 36 months from the date of grant of this award you do not either perform services in any capacity (including self-employment) for a Financial Services Company (as defined below) or work in your profession (whether or not for a Financial Services Company); provided that you may work for a government, education or Not-for-Profit Organization (as defined below), and
•
you satisfy the Release/Certification Requirements set forth below.
After receipt of such advance written notice, the Firm may choose to have you continue to provide services during such 90-day period as a condition to continued vesting or shorten the length of the 90-day period at the Firm’s discretion, but to a date no earlier than the date you would otherwise meet the service requirement.
Additional advance notice requirements may apply for employees subject to notice period policies. (See “Notice Period” below.)

➢ Government Office
Government Office:
In the event that you voluntarily terminate your employment with the Firm to accept a Government Office or become a candidate for an elective Government Office, as described at the end of these terms and conditions under the section captioned “Government Office Requirements.” See also definition of Government Office in the section captioned “Definitions.”

➢ Disability
Disability:
In the event that
•
your employment with the Firm terminates because (i) you are unable to return to work while you are receiving benefits under the JPMorgan Chase Long Term Disability Plan, or for non-U.S. employees, under the equivalent JPMorgan Chase-sponsored local country plan (in either case, “LTD Plan”),  or (ii) if you are not covered by a LTD Plan, you are unable to return to work due to a long-term disability that would qualify for benefits under the applicable LTD Plan, as determined by the Firm or a third-party designated by the Firm; provided that you (x) request in writing continued vesting due to such disability within 30 days of the date your employment terminates, and (y) provide any requested supporting documentation and (z) receive the Firm’s written consent to such treatment, and
•
you satisfy the Release/Certification Requirements set forth below.

Release/ Certification
To qualify for continued vesting after termination of your employment under any of the foregoing circumstances:
•
you must timely execute and deliver a release of claims in favor of the Firm, having such form and terms as the Firm shall specify,
•
with respect to “Full Career Eligibility,” prior to the termination of your employment, you must confirm with management that you meet the eligibility criteria (including providing at least 90 days advance written notification), advise that you are seeking to be treated as an individual eligible for “Full Career Eligibility,” and receive written consent to such continued vesting,
•
with respect to “Disability,” you must satisfy the notice and documentation described above and receive written consent to such continued vesting,
•
with respect to “Full Career Eligibility,” it is your responsibility to take the appropriate steps to certify to the Firm prior to each vesting date while the employment restrictions are outstanding on the authorized form of the Firm that you have complied with the employment restrictions applicable to you (as described herein) from your date of termination of employment through the applicable vesting date, and in all cases, complied with all other terms of the Award Agreement. (See section captioned “Your Obligations”.)

Death
If you die while you are eligible to vest in restricted stock units under this award, the restricted stock units will immediately vest and will be distributed in shares of Common Stock (after applicable tax withholding) to your designated beneficiary on file with the Firm’s Stock Administration Department, or if no beneficiary has been designated or survives you, then to your estate. Any shares will be distributed no later than the end of the calendar year immediately following the calendar year which contains your date of death; however, our administrative practice is to register such shares in the name of your beneficiary or estate within 60 days of the Firm’s receipt of any required documentation.

Your Obligations
In consideration of the grant of this award, you agree to comply with and be bound by the obligations set forth below next to the subsections captioned “--Non-Solicitation of Employees and Customers,” “--Confidential Information,” “--Non-Disparagement,” ”--Cooperation,” “--Compliance with Award Agreement,” and “--Notice Period.”

➢ Non-Solicitation of Employees and Customers
During your employment by the Firm and for the longer of the (i) one year period following the termination of your employment or, (ii) if your award is not cancelled as of your termination date, the three year period from Grant Date, you will not directly or indirectly, whether on your own behalf or on behalf of any other party, without the prior written consent of the Director of Human Resources: (i) solicit, induce or encourage any of the Firm’s then current employees to leave the Firm or to apply for employment elsewhere, (ii) hire any employee or former employee who was employed by the Firm at the date your employment terminated, unless the individual’s employment terminated because his or her job was eliminated, or the individual’s employment with the Firm has been terminated for more than six months, (iii) to the fullest extent enforceable under applicable law, solicit or induce or attempt to induce to leave the Firm, or divert or attempt to divert from doing business with the Firm, any then current customers, suppliers or other persons or entities that were serviced by you or whose names became known to you by virtue of your employment with the Firm, or otherwise interfere with the relationship between the Firm and such customers, suppliers or other persons or entities. This does not apply to publicly known institutional customers that you service after your employment with the Firm without the use of the Firm’s confidential or proprietary information.
These restrictions do not apply to authorized actions you take in the normal course of your employment with the Firm, such as employment decisions with respect to employees you supervise or business referrals in accordance with the Firm’s policies.

➢ Confidential Information
You will not, either during your employment with the Firm or thereafter, directly or indirectly (i) use or disclose to anyone any confidential information related to the Firm’s business, or (ii) communicate with the press or other media about matters related to the Firm, its customers or employees, including matters and activities relating to your employment, or the employment of others, by the Firm, in the case of either (i) or (ii), except as explicitly permitted by the JPMorgan Chase Code of Conduct and applicable policies or law or legal process. In addition, following your termination of employment, you will not, without prior written authorization, access the Firm’s private and internal information through telephonic, intranet or internet means. “Confidential information” shall have the same meaning for the Award Agreement as it has in the JPMorgan Chase Code of Conduct.
Nothing in this award precludes you from reporting to the Firm’s management or directors, the government, a regulator, a self-regulatory agency, your attorneys or a court, conduct you believe to be in violation of the law or concerns of any known or suspected Code of Conduct violation. It is also not intended to prevent you from responding truthfully to questions or requests from the government, a regulator or in a court of law.

➢ Non-Disparagement
You will not, either during your employment with the Firm or thereafter, make or encourage others to make any public statement or release any information in verbal, written, electronic or any other form, that is intended to, or reasonably could be foreseen to, disparage, embarrass or criticize the Firm or its employees, officers, directors or shareholders as a group. This shall not preclude you from reporting to the Firm’s management or directors or to the government or a regulator conduct you believe to be in violation of the law or the Firm’s Code of Conduct or responding truthfully to questions or requests for information to the government, a regulator or in a court of law in connection with a legal or regulatory investigation or proceeding.

➢ Cooperation
You will cooperate fully with and provide full and accurate information to the Firm and its counsel with respect to any matter (including any audit, tax proceeding, litigation, investigation or governmental proceeding) with respect to which you may have knowledge or information, subject to reimbursement for actual, appropriate and reasonable out-of-pocket expenses incurred by you.

 ➢ Compliance with Award Agreement
You will provide the Firm with any information reasonably requested to determine compliance with the Award Agreement, and you authorize the Firm to disclose the terms of the Award Agreement to any third party who might be affected thereby, including your prospective employer.

  ➢ Notice Period
If you are subject to a notice period or become subject to a notice period after the Grant Date, whether by contract or by policy, that requires you to provide advance written notice of your intention to terminate your employment (“Notice Period”), then as consideration for this award and continued employment, you will provide the Firm with the necessary advance written notice that applies to you, as specified by such contract or policy.
After receipt of your notice, the Firm may choose to have you continue to provide services during the applicable Notice Period or may place you on a paid leave for all or part of the applicable Notice Period.  During the Notice Period, you shall continue to devote your full time and loyalty to the Firm by providing services in a cooperative and professional manner and not perform any services for any other employer and shall receive your base salary and certain benefits until your employment terminates.  You and the Firm may mutually agree to waive or modify the length of the Notice Period.
Regardless of whether a Notice Period applies to you, you must comply with the 90-day advance notice period described under the subsection captioned “--Full Career Eligibility” in the event you wish to terminate employment under that same subsection.

Remedies
➢ Cancellation
In addition to the cancellation provisions described under the sections captioned “Protection-Based Vesting,” “Bonus Recoupment,” “Recapture Provisions” and “Termination of Employment,” your outstanding restricted stock units under this award may be cancelled if the Firm in its sole discretion determines that:
•
you have failed to comply with any of the advance notice/cooperation requirements or employment restrictions applicable to your termination of employment, or
•
you have failed to return the required forms specified under the section captioned “Release/Certification” by the specified deadline, , or
•
you have violated any of the provisions as set forth above in the section captioned “Your Obligations.”
To the extent provided under the subsection captioned “--Amendment” below, JPMorgan Chase reserves the right to suspend vesting of this award and/or distribution of shares under this award, including, without limitation, during any period that JPMorgan Chase is evaluating whether this award is subject to cancellation and/or recovery and/or whether the conditions for distributions of shares under this award are satisfied. JPMorgan Chase is not responsible for any price fluctuations during any period of suspension and, if applicable, suspended units will be reinstated consistent with Plan administration procedures. See also “subsection captioned “--No Ownership Rights.”

➢ Recovery
In addition, you may be required to pay the Firm up to an amount equal to the Fair Market Value (determined as of the applicable vesting date) of the gross number of shares of Common Stock previously distributed under this award as follows:
•
Payment may be required with respect to any shares of Common Stock distributed within the three year period prior to a notice-of-recovery under this section, if the Firm in its sole discretion determines that:
◦
you committed a fraudulent act, or engaged in knowing and willful misconduct related to your employment,
◦
you violated any of the provisions as set forth above in the section captioned “Your Obligations,” or
◦
you violated the employment restrictions set forth in the subsection “--Full Career Eligibility” following the termination of your employment.
•
In addition, payment may be required with respect to any shares distributed within the one year period prior to notice-of-recovery under this section, if the Firm in its sole discretion determines appropriate pursuant to the provisions in the subsection captioned “Recapture Provisions.”
Notice-of-recovery under this subsection is a written (including electronic) notice from the Firm to you either requiring payment under this subsection or stating that JPMorgan Chase is evaluating requiring payment under this subsection. Without limiting the foregoing, notice-of-recovery will be deemed provided if the Firm makes a good faith attempt to provide written (including electronic) notice at your last known address maintained in the Firm’s employment records. For the avoidance of doubt, a notice-of-recovery that the Firm is evaluating requiring payment under this section shall preserve JPMorgan Chase’s rights to require payment as set forth above in all respects and the Firm shall be under no obligation to complete its evaluation other than as the Firm may determine in its sole discretion.

For purposes of this section, shares distributed under this award include shares withheld for tax purposes.  However, it is the Firm’s intention that you only be required to pay the amounts under this section with respect to shares that are or may be retained by you following a determination of tax liability and that you will not be required to pay amounts with respect to shares representing irrevocable tax withholdings or tax payments previously made (whether by you or the Firm) that you will not be able to recover, recapture or reclaim (including as a tax credit, refund or other benefit).  Accordingly, JPMorgan Chase will not require you to pay any amount that the Firm or its nominee in his or her sole discretion determines is represented by such withholdings or tax payments.
Payment may be made in shares of Common Stock or in cash. You agree that any repayment will be a recovery of shares to which you were not entitled under the terms and conditions of your Award Agreement and is not to be construed in any manner as a penalty. You also acknowledge that a violation or attempted violation of the obligations set forth herein will cause immediate and irreparable damage to the Firm, and therefore agree that the Firm shall be entitled as a matter of right to an injunction, from any court of competent jurisdiction, restraining any violation or further violation of such obligations; such right to an injunction, however, shall be cumulative and in addition to whatever other remedies the Firm may have under law or equity.
Nothing in the section in any way limits your obligations under “Bonus Recoupment.”

Administrative Provisions
Withholding Taxes: The Firm, in its sole discretion, may (i) retain from each distribution the number of shares of Common Stock required to satisfy applicable tax obligations or (ii) implement any other desirable or necessary procedures, so that appropriate withholding and other taxes are paid to the competent authorities with respect to the vested shares, dividend equivalents and the award. This may include but is not limited to (i) a market sale of a number of such shares on your behalf substantially equal to the withholding or other taxes, (ii) to the extent required by law, withhold from cash compensation, an amount equal to any withholding obligation with respect to the award, shares that vest under this award, and/or dividend equivalents, and (iii) retaining shares that vest under this award or dividend equivalents until you pay any taxes associated with the award, vested shares and/or the dividend equivalents directly to the competent authorities.

Right to Set Off: The Firm may, to the maximum extent permitted by applicable law (including Section 409A of the Code to the extent it is applicable to you), retain for itself funds or the Common Stock resulting from any vesting of this award to satisfy any obligation or debt that you owe to the Firm`. Notwithstanding any account agreement with the Firm to the contrary, the Firm will not recoup or recover any amount owed from any funds or unrestricted securities held in your name and maintained at the Firm pursuant to such account agreement to satisfy any obligation or debt or obligation owed by you under this award without your consent. This restriction on the Firm does not apply to accounts described and authorized in “No Ownership Rights” described below.

No Ownership Rights: Restricted stock units do not convey the rights of ownership of Common Stock and do not carry voting rights. No shares of Common Stock will be issued to you until after the restricted stock units have vested and any applicable restrictions have lapsed. Shares will be issued in accordance with JPMorgan Chase’s procedures for issuing stock. By accepting this award, you authorize the Firm, in its discretion, to establish on your behalf a brokerage account in your name with the Firm or book-entry account with our stock plan administrator and/or transfer agent and deliver to that account any vested shares derived from the award.
With respect to any applicable vesting date, JPMorgan Chase may impose for any reason, as of such vesting date for such period as it may specify in its sole discretion, such restrictions on the Common Stock to be issued to you as it may deem appropriate, including, but not limited to, restricting the sale, transfer, pledge, assignment or encumbrance of such shares of Common Stock. By accepting this award, you acknowledge that during such specified period should there be a determination that the cancellation or recovery provisions of this award apply, then you agree that any shares subject to such restrictions (notwithstanding the limitation set forth set forth in the Right to Set Off section above) may be cancelled in whole or part. (See sections captioned “Protection-Based Vesting,” “Bonus Recoupment,” “Recapture Provisions,” “Termination of Employment” and “Remedies,” as well as the subsection captioned “--Amendment” permitting suspension of vesting.)

Binding Agreement: The Award Agreement will be binding upon any successor in interest to JPMorgan Chase, by merger or otherwise.
Not a Contract of Employment: Nothing contained in the Award Agreement constitutes a contract of employment or continued employment. Employment is “at-will” and may be terminated by either you or JPMorgan Chase for any reason at any time. This award does not confer any right or entitlement to, nor does the award impose any obligation on the Firm to provide, the same or any similar award in the future and its value is not compensation for purposes of determining severance.
Section 409A Compliance: To the extent that Section 409A of the Code is applicable to this award, distributions of shares and cash hereunder are intended to comply with Section 409A of the Code, and the Award Agreement, including these terms and conditions, shall be interpreted in a manner consistent with such intent.
Notwithstanding anything herein to the contrary, if you (i) are subject to taxation under the Code, (ii) are a specified employee as defined in the JPMorgan Chase 2005 Deferred Compensation Plan and (iii) have incurred a separation from service (as defined in that Plan with the exception of death) and if any units/shares under this award represent deferred compensation as defined in Section 409A and such shares are distributable (under the terms of this award) within six months following, and as a result of your separation from service, then those shares will be delivered to during the first calendar month after the expiration of six full months from date of your separation from service. Further, if your award is not subject to a substantial risk of forfeiture as defined by regulations issued under Section 409A of the Code, then the remainder of each calendar year immediately following (i) each applicable vesting date set forth in your Award Agreement shall be a payment date for purposes of distributing the vested portion of the award and (ii) each date that JPMorgan Chase specifies for payment of dividends declared on its Common Stock, shall be the payment date(s) for purposes of distributing dividend equivalent payments.

Change in Outstanding Shares: In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, issuance of a new class of common stock, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to stockholders of Common Stock other than regular cash dividends, the Committee will make an equitable substitution or proportionate adjustment, in the number or kind of shares of Common Stock or other securities issued or reserved for issuance pursuant to the Plan and to any restricted stock units outstanding under this award for such corporate events.
Interpretation/Administration: The Committee has sole and complete authority to interpret and administer this Award Agreement, including, without limitation, the power to (i) interpret the Plan and the terms of this Award Agreement; (ii) determine the reason for termination of employment; (iii) determine application of the post-employment obligations and cancellation and recovery provisions; (iv) decide all claims arising with respect to this award; and (v) delegate such authority as it deems appropriate. Any determination contemplated hereunder by the Committee, the Firm, the Director of Human Resources or their respective delegates or nominees shall be binding on all parties.
Notwithstanding anything herein to the contrary, the determinations of the Director of Human Resources, the Firm, the Committee and their respective delegates and nominees under the Plan and the Award Agreements are not required to be uniform. By way of clarification, the Committee, the Firm, the Director of Human Resources and their respective delegates and nominees shall be entitled to make non-uniform and selective determinations and modifications under Award Agreements and the Plan.

Amendment: The Committee or its nominee reserves the right to amend this Award Agreement in any manner, at any time and for any reason; provided, however, that no such amendment shall materially adversely affect your rights under this Award Agreement without your consent except to the extent that the Committee or its delegate considers advisable to (x) comply with applicable laws or changes in or interpretation of applicable laws, regulatory requirements and accounting rules or standards and/or (y) make a change in a scheduled vesting date or impose the restrictions described above under “No Ownership Rights,” in either case, to the extent permitted by Section 409A of the Code if it is applicable you.  This Award Agreement may not be amended except in writing signed by the Director of Human Resources of JPMorgan Chase.
Severability: If any portion of the Award Agreement is determined by the Firm to be unenforceable in any jurisdiction, any court or arbitrator of competent jurisdiction or the Director of Human Resources may reform the relevant provisions (e.g., as to length of service, time, geographical area or scope) to the extent the Firm (or court/arbitrator) considers necessary to make the provision enforceable under applicable law.

Accelerated Distribution for Ethics or Conflict Reasons Resulting From Employment by a Government Entity:  Upon receipt of satisfactory evidence that applicable United States federal, state, local, foreign or supranational ethics or conflict of interest laws or regulations require you to divest your interest in JPMorgan Chase restricted stock units, the Firm may accelerate the distribution of all or part of your outstanding award effective on or before the required divestiture date; provided that no accelerated distribution shall occur if the Firm determines that such acceleration will violate Section 409A of the Code.
If you have voluntarily terminated your employment and have satisfied the requirements of the section captioned “Government Office Requirements,” acceleration shall apply (to extent required) to the percentage of your outstanding award that would continue to vest under that section. In the case of a termination of employment where the award is outstanding as a result of the subsections entitled “Job Elimination” or “Full Career Eligibility”, then acceleration shall apply, to the extent required, to the full outstanding award.
Notwithstanding accelerated distribution pursuant to the foregoing, you will remain subject to the applicable terms of your Award Agreement as if your award had remained outstanding for the duration of the original vesting period and shares had been distributed as scheduled as of each applicable vesting date, including, but not limited to, repayment obligations set forth in the section captioned “Remedies” and the employment restrictions in the sections captioned “Protection-Based Vesting” and “Government Office Requirements” and the subsection “Full Career Eligibility.”

Use of Personal Data:  By accepting this award, you have acknowledged that the Firm may process your personal data (including sensitive personal data) for purposes, including but not limited to(i) determining your compensation, (ii) payroll activities, including, but not limited to, tax withholding and regulatory reporting, which tax and regulatory reporting and withholding may include, but is not limited to, the United States, your work country (including countries to which you travel on Firm business) and country of residence, (iii) registration of shares and units, (iv) establishing brokerage account on your behalf, and (v) all other lawful purposes related to your employment and this award and that the Firm may provide such data to third party vendors with whom it has contracted to provide such services and/or other bodies, including regulators, supervisory bodies, law enforcement and other government agencies. You are acknowledging and agreeing that your personal data will be transferred to, and processed in, countries and locations that do not have the same data privacy laws and statutory protection for personal data as your work country, country of residence, or country of nationality. If your personal data is subject to data privacy laws or statutory protection for personal data and they so provide for termination of the foregoing authorization, you may terminate the authorization at any time except with respect to tax and regulatory reporting and subject always to the Firm’s legal and regulatory obligations. In the event you terminate this authorization, your award will be cancelled.

Governing Law: This award shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles.
Choice of Forum: By accepting this award under the Plan, you agree (and have agreed) that to the extent not otherwise subject to arbitration under an arbitration agreement between you and the Firm, any dispute arising directly or indirectly in connection with this award or the Plan shall be submitted to arbitration in accordance with the rules of the American Arbitration Association if so elected by the Firm in its sole discretion. In the event such a dispute is not subject to arbitration for any reason, you agree to accept the exclusive jurisdiction and venue of the United States District Court for the Southern District of New York with respect to any judicial proceeding in connection with this award or the Plan. You waive, to the fullest extent permitted by law, any objection to personal jurisdiction or to the laying of venue of such dispute and further agree not to commence any action arising out of or relating to this award or the Plan in any other forum.

Waiver of Jury Trial/Class Claims: By accepting this award, you agree, with respect to any claim brought in connection with your employment with the Firm in any forum (i) to waive the right to a jury trial and (ii) that any judicial proceeding or arbitration claim will be brought on an individual basis, and you hereby waive any right to submit, initiate, or participate in a representative capacity or as a plaintiff, claimant or member in a class action, collective action, or other representative or joint action.
Litigation: By accepting any award under the Plan, you agree (and have agreed) that in any action or proceeding by the Firm (other than a derivative suit in the right of the Firm) to enforce the terms and conditions of this Award Agreement or any other Award Agreement where the Firm is the prevailing party, the Firm shall be entitled to recover from you its reasonable attorney fees and expenses incurred in such action or proceeding. In addition, you agree that you are not entitled to, and agree not to seek, advancement of attorney fees and indemnification under the Firm’s By-Laws in the event of such a suit by the Firm.

Nontransferability: Neither this award or any other outstanding awards of restricted stock units, nor your interests or rights in any such awards, shall be assigned, pledged, transferred, hypothecated or subject to any lien. An award may be transferred following your death by will, the laws of descent or by a beneficiary designation on file with the Firm.
Outstanding Awards:  The Administrative provisions set forth above shall apply to any award of restricted stock units outstanding as of the date hereof, and such awards are hereby amended.

Definitions
“Cause” means a determination by the Firm that your employment terminated as a result of your (i) violation of any law, rule or regulation (including rules of self-regulatory bodies) related to the Firm’s business, (ii) indictment or conviction of a felony, (iii) commission of a fraudulent act, (iv) violation of the JPMorgan Code of Conduct or other Firm policies or misconduct related to your duties to the Firm (other than immaterial and inadvertent violations or misconduct), (v) grossly inadequate performance of the duties associated with your position or job function or failure to follow reasonable directives of your manager, or (vi) any act or failure to act that is injurious to the interests of the Firm or its relationship with a customer, client or an employee.

“Financial Services Company” means a business enterprise that employs you in any capacity (such as an employee, contractor, consultant, advisor, or self-employed individual, whether paid or unpaid) and engages in:
•
commercial or retail banking, including, but not limited to, commercial, institutional and personal trust, custody and/or lending and processing services, originating and servicing mortgages, issuing and servicing credit cards, payment servicing or processing or merchant services,
•
insurance, including but not limited to, guaranteeing against loss, harm, damage, illness, disability or death, providing and issuing annuities, acting as principal, agent or broker for purpose of the forgoing,
•
financial, investment or economic advisory services, including but not limited to, investment banking services (such as advising on mergers or dispositions, underwriting, dealing in, or making a market in securities or other similar activities), brokerage services, investment management services, asset management services, and hedge funds,
•
issuing, trading or selling instruments representing interests in pools of assets or in derivatives instruments,
•
advising on, or investing in, private equity or real estate, or
•
any similar activities that the Director of Human Resources or nominee determines in his or her sole discretion constitute financial services.
“Firmwide Financial Threshold” means a cumulative return on tangible common equity for calendar years 2017 2018, and 2019 of not less than 15%. Cumulative return on tangible common equity means (i) the sum of the Firm’s reported net income for all three calendar years, divided by (ii) reported year-end tangible equity averaged over the three years.

“Government Office” means (i) a full-time position in an elected or appointed office in local, state, or federal government (including equivalent positions outside the U.S. or in a supranational organization), not reasonably anticipated to be a full-career position, or (ii) conducting a bona fide full-time campaign for such an elective public office after formally filing for candidacy, where it is customary and reasonably necessary to campaign full-time for the office.
“Line of Business” means a business unit of the Firm (or one or more business units designated below under the definition “Line of Business Financial Threshold” of the Corporate Investment Bank).  All Corporate Functions (including the functions of the Chief Investment Office) are considered a single Line of Business.
“Line of Business Financial Threshold” means the financial threshold set forth below for the following Lines of Business based on the Firm’s management reporting system:

Asset & Wealth Management	Annual negative pre-provision net income[1]
Card, Commerce Solutions, Auto Finance and Student	Annual negative pre-tax, pre-loan loss reserve income[2]
Commercial Banking	Annual negative pre-provision net income including loan charge-offs
Corporate Investment Bank	Annual negative pre-provision net income for CIB overall and/or annual negative allocated product revenues (excluding DVA) for:
• Macro products: ➢ Currency and Emerging Markets ➢ Rates ➢ Commodities • Spread Products ➢ Credit ➢ SPG ➢ Public Finance • Equities • Investor Services • Global Banking
Consumer Banking Business, CWM and Business Banking	Annual negative pre-provision net income[2]
Corporate Functions (including Chief Investment Office)	Annual negative pre-provision net income[1] reported at the Firm level
Mortgage Banking	Annual negative pre-tax, pre-loan loss reserve income[2]
[1]Pre-tax pre-provision income means Revenue less Expenses [2]Pre-tax pre-loan loss reserve income means Revenue less (Expenses plus Net Charge-offs)

“Not-for-Profit Organization” means an entity exempt from tax under state law and under Section 501(c)(3) of the Code. Section 501(c)(3) only includes entities organized and operated exclusively for religious, charitable, scientific, testing for public safety, literary or educational purposes, or to foster national or international amateur sports competition or for the prevention of cruelty to children or animals. Not-for-Profit Organization shall also mean entities outside the United States exempt from local and national tax laws because they are organized and operated exclusively for religious, charitable, scientific, testing for public safety, literary or educational purposes, or to foster national or international amateur sports competition or for the prevention of cruelty to children or animals
“Recognized Service” means the period of service as an employee set forth in the Firm’s applicable service-related policies.

Government Office Requirements

You may be eligible to continue vesting in all or part of your award if you voluntarily resign to accept a Government Office (as defined above) or to become a candidate for an elective Government Office.

Full Career Eligibility:
“Government Office Requirements” does not apply to you if you satisfy the subsection captioned “--Full Career Eligibility” as of the date that you voluntarily terminate your employment with the Firm.

Eligibility:
Eligibility for continued vesting is conditioned on your providing the Firm:

•
At least 60 days’ advance written notice of your intention to resign to accept or pursue a Government Office (see section captioned “Definitions”), during which period you must perform in a cooperative and professional manner services requested by the Firm and not provide services for any other employer. The Firm may elect to shorten this notice period at the Firm’s discretion.

•	Confirmation, in a form satisfactory to the Firm, that vesting in this award pursuant to this provision would not violate any applicable law, regulation or rule.

•
Documentation in a form satisfactory to the Firm that your resignation is for the purpose of accepting a Government Office or becoming a candidate for a Government Office. (See section captioned “Definitions.”)

Portion of Your Awards Subject to Continued vesting:
Subject to the conditions below, the percentage of your outstanding awards that will continue to vest in accordance with this award’s original schedule will be based on your years of continuous service completed with the Firm immediately preceding your termination date, as follows:

•	50% if you have at least 3 but less than 4 years of continuous service,

•	75% if you have at least 4 but less than 5 years of continuous service, or

•	100% if you have 5 or more years of continuous service.

The portion of each award subject to continued vesting above is referred to as the “CV Award” and the portion not subject to continued vesting will be cancelled on the date your employment terminates.

Conditions for Continued Vesting of Awards:

•
You must remain in a non-elective Government Office for two or more years after your employment with the Firm terminates to receive in full your CV Award; provided that if your non-elective Government Office is for a period less than two years, you will be entitled to retain any portion of the CV Award with a vesting date during your period of Government Service; or

•
In the case of resignation from the Firm to campaign for an elective Government Office, your name must be on the primary or final public ballot for the election. (If you are not elected, see below for employment restrictions.)

Satisfaction of Conditions:
If your service in a Government Office ends two years or more after your employment with the Firm terminates, or in the case of resignation from the Firm to campaign for a Government Office, your name is on the primary or final public ballot for the election and you are not elected, any CV Awards then outstanding and any such awards that would have then been outstanding but for an accelerated distribution of shares (as described in the subsection captioned --Accelerated Distribution for Ethics or Conflict Reasons Resulting From Employment by a Government Entity”) will be subject for the remainder of the applicable vesting period to the same terms and conditions of this Award Agreement, including employment restrictions during the vesting period, as if you had resigned from the Firm having met the requirements for Full Career Eligibility.

Failure to Satisfy Conditions:
If you do not satisfy the above “Conditions for Continued Vesting of Awards,” any outstanding restricted stock units under each CV Award will be cancelled. You also will be required to repay the Fair Market Value of the number of shares (before tax and other withholdings) of Common Stock distributed to you that would have been outstanding as restricted stock units on the date you failed to satisfy the “Condition for Continued Vesting of Awards” but for their accelerated distribution (as described in the subsection captioned “Accelerated Distribution for Ethics or Conflict Reasons Resulting From Employment by a Government Entity”). Fair Market Value for this purpose will be determined as the date that the shares were distributed.

Exhibit 10.23 (Pinto)

JPMORGAN CHASE & CO. LONG-TERM INCENTIVE PLAN
TERMS AND CONDITIONS OF JANUARY 17, 2017
PERFORMANCE SHARE UNIT AWARD
OPERATING COMMITTEE
(Protection-Based Vesting Provisions)

Award Agreement
These terms and conditions are made part of the Award Agreement dated as of January 17, 2017 (“Grant Date”) awarding performance share units (“PSUs”) pursuant to the terms of the JPMorgan Chase & Co. Long-Term Incentive Plan (“Plan”). To the extent the terms of the Award Agreement (all references to which will include these terms and conditions) conflict with the Plan, the Plan will govern. The Award Agreement, the Plan and Prospectus supersede any other agreement, whether written or oral, that may have been entered into by the Firm and you relating to this award.
This award was granted on the Grant Date subject to the Award Agreement and Plan.  Unless you decline by the deadline and in the manner specified in the Award Agreement, you will have agreed to be bound by these terms and conditions, effective as of the Grant Date.  If you decline the award, it will be cancelled as of the Grant Date.
Capitalized terms that are not defined in “Definitions” below or elsewhere in the Award Agreement will have the same meaning as set forth in the Plan.
JPMorgan Chase & Co. will be referred to throughout the Award Agreement as “JPMorgan Chase,” and together with its subsidiaries as the “Firm.”

Form and Purpose of Award
Each PSU represents a non-transferable right to require JPMorgan Chase to transfer one share of Common Stock following each vesting date set forth in your Award Agreement. Such transfer is hereinafter referred to as a “distribution” and words to a similar effect, such as distributed, should be construed accordingly.
The purpose of this award is to further emphasize sustained long-term performance and to align your interests with those of the Firm and its shareholders.

Dividend Equivalents
If dividends are paid on Common Stock while restricted stock units under this award are outstanding, you will be paid an amount equal to the dividend paid on one share of Common Stock, multiplied by the number of restricted stock units outstanding under this award.

Protection- Based Vesting
This award is intended and expected to vest on each vesting date set forth in your Award Agreement, provided that you are continuously employed by the Firm through such vesting date, or you meet the requirements for continued vesting described under the subsections “--Job Elimination,” “--Full Career Eligibility,” “--Government Office” or “--Disability.” However, vesting and the number of PSUs that will vest are subject to these terms and conditions (including, but not limited to, sections captioned “Recapture Provisions,” and “Remedies” and the following protection-based vesting provision).
Up to a total of fifty percent of your award (including any associated Reinvested Dividend Equivalent Share Units) that would otherwise be distributable to you as of any vesting date (“At Risk PSUs”) may be cancelled if the Chief Executive Officer of JPMorgan Chase (“CEO”) determines in his or her sole discretion that cancellation of all or portion of the At Risk PSUs is appropriate in light of any one or a combination of the following factors:
•
Your performance in relation to the priorities for your position, or the Firm’s performance in relation to the priorities for which you share responsibility as a member of the Operating Committee, have been unsatisfactory for a sustained period of time. Among the factors the CEO may consider in assessing performance are: net income, total net revenue, earnings per share and capital ratios of the Firm, both on an absolute basis and, as appropriate, relative to peer firms.
•
For any calendar year ending during the vesting period, JPMorgan Chase’s annual pre-tax pre-provision income at the Firm level is negative.
•
RSU awards granted to participants in a Line of Business for which you exercise, or during the vesting period exercised, direct or indirect responsibility, were in whole or in part cancelled because the Line of Business did not meet its annual Line of Business Financial Threshold.
•
The Firm does not meet the Firmwide Financial Threshold.
For avoidance of doubt, cancellation of the At Risk PSUs, in whole or part, for one or more of the above factors may occur prior to the end of the Performance Period and the maximum number of At Risk PSUs subject to cancellation prior to the end of the Performance Period will be up to fifty percent of the Target Award Number.
In the event that your employment terminates due to “Job Elimination,” ”Full Career Eligibility,” “Government Office” or “Disability” thereby entitling you to continued vesting in your award (or potentially acceleration due to satisfaction of the Government Office Requirements), the cancellation circumstances described above will continue to apply to your At Risk PSUs during the vesting period pursuant to the section captioned “Accelerated Distribution for Ethics or Conflict Reasons Resulting from Employment by a Government Entity.
Any determination above with respect to protection-based vesting provisions is subject to ratification by the Compensation and Management Development Committee of the Board of Directors of JPMorgan Chase (“Committee”). In the case of an award to the CEO, all such determinations shall be made by the Committee.

Number of Performance Shares Units at the end of Performance Period
Subject to any cancellation in whole or part of your award pursuant to these terms and conditions:
•
Performance calculation: The number of PSUs at the end of the Performance Period will be the sum of the number of the Annual PSUs divided by the number of years in the Performance Period, plus
•
an additional number of stock units based on Dividend Equivalent Share Units (earned during the Performance Period)
The number of PSUs determined above will be subject to the Qualitative Performance Factor (as detailed below), which if the Committee determines that such an adjustment is appropriate, will be applied following the end of each year during the Performance Period, to adjust downward the number of Annual PSUs. Additionally, the Committee, in its discretion, may make a qualitative performance assessment based on the entire three year Performance Period and apply Qualitative Performance Factor to the entire number of PSUs determined above.
See sections captioned, “Calculation of Relative Performance” and ”Definitions.”

Reinvested Dividend Equivalent Share Units
Delivery of vested shares of Common Stock to your account will be made not later than the date specified in the last sentence of the subsection captioned “Section 409A Compliance.”
If dividends are paid on Common Stock during the Performance Period while the award is outstanding, additional share units representing shares of Common Stock will be allocated to your award as calculated in this section. The number, if any, will be based on the dividends that would have been paid during the Performance Period as of each dividend payment date on the number of PSUs, if any, determined pursuant to the Performance Calculation set forth above, and treated as if reinvested in additional shares of Common Stock on each dividend payment based on the Fair Market Value of one share of Common Stock on each dividend payment date (“Reinvested Dividend Equivalent Share Units”).

Dividend Equivalents Payments
After the end of Performance Period, if dividends are paid on Common Stock while PSUs (including Dividend Equivalent Share Units) under this award are outstanding, you will be paid an amount equal to the dividend paid on one share of Common Stock, multiplied by the number of PSUs (including Dividend Equivalent Share Units) outstanding under this award as of each dividend record date

Holding Requirement
The net number of shares of Common Stock (after tax and all other lawful withholdings)in which you have vested, if any, as of the any vesting date will be held in an account in your name with restrictions preventing you from transferring, assigning, selling, pledging or otherwise encumbering such shares for: (i) a six month period measured from each vesting date; and (ii) a two year period for such shares vesting on March 25th, 2020, and a one year period for such shares vesting on March 25th, 2021, with the holding periods running concurrently. Such restrictions shall only lapse, prior to the expiration of the holding period, in the event of your death or for an accelerated distribution for ethics or conflict reasons. See section captioned, “Death” and subsection captioned, “Accelerated Distribution for Ethics or Conflict Reasons Resulting From Employment by a Government Entity.”

Calculation of Performance Ranking
For purposes of the Performance Ranking, the Ranking of the Firm and of each Performance Company for each year in the Performance Period shall be determined and calculated by the Calculation Agent, using the definitions of “Annual PSUs,” ”ROTCE,” ”Average Tangible Common Equity,” (if otherwise applicable) “Firm Reported ROTCE” and “Performance Table” (including its footnote) as set forth in the Definitions section of these terms and conditions. See section captioned, “Definitions”. Except for Firm Reported ROTCE, calculations will be expressed as a decimal to the second place (i.e. xx.yy%). See section captioned, “Definitions--Performance Table” in the event of a tie. All performance based calculations as set forth herein are binding and conclusive on you and your successors.

Qualitative Performance
Determination of Qualitative Performance Factor. Annually during the Performance Period, the Committee will formally assess your qualitative performance based on 4 broad categories: (1) Risk & Control; (2) Customers & Clients; (3) People & Leadership; and (4) Financial Results. If the Committee determines that your performance “Meets” expectations, no downward adjustment to your Annual PSUs for that year shall take place (and the Qualitative Performance Factor shall be 100%). If the Committee determines that your performance did “Not Meet” expectations, the Committee shall determine whether a downward adjustment is appropriate, and if so, to what extent. A downward adjustment could result in a Qualitative Performance Factor of between 0% and 99%, depending on the circumstances. During the Performance Period, a 0% Performance Factor for each year in the Performance Period would reduce Annual PSUs to zero, resulting in the cancellation of award with no shares vesting.
Additionally, the Committee may, in its discretion, may make such assessment of your qualitative performance based on your performance during the entire three year Performance Period and apply the Qualitative Performance Factor to the entire number of PSUs determined under section captioned “Number of Performance Share Units at the end of the Performance Period.” In the case of a Qualitative Performance Factor of 0%, the award would be cancelled.
The Qualitative Performance Factor shall only be applied, if applicable, during your employment with the Firm, or as soon as administratively practical.

Bonus Recoupment
In consideration of the grant of this award, you agree that you are subject to the JPMorgan Chase Bonus Recoupment Policy (or successor policy) as in effect from time to time as it applies both to the cash incentive compensation awarded to you for performance year 2016 and to this award. You can access this policy as currently in effect through the following link:
http://www.jpmorganchase.com/corporate/About-JPMC/corporate-governance-principles.htm#recoupment
For the avoidance of doubt, nothing in these terms and conditions in any way limits the rights of the Firm under the JPMorgan Chase Bonus Recoupment Policy (or successor policy).

UK Clawback Policy for Identified Staff
In consideration of grant of this award, and without prejudice to any other provision of this Award Agreement, you agree that you are subject to the JPMorgan Chase Clawback Policy for Identified Staff or successor policy as in effect from time to time as it applies both to the cash incentive compensation awarded to you for performance year 2016 and to this award. You can access this policy as currently in effect in My Rewards through the following link: https://myrewards.jpmchase.net/myrewards

Recapture Provisions (Detrimental Conduct, Risk-Related and Other Recapture Provisions)
Notwithstanding any terms of this Award Agreement to the contrary, JPMorgan Chase reserves the right in its sole discretion to cancel up to 100% of your award (for the avoidance of doubt, including any Reinvested Dividend Equivalent Share Units) and, to the extent set forth in “Remedies” below, to recover from you up to an amount equal to the Fair Market Value (determined as of any vesting date) of the gross number of shares of Common Stock previously distributed (including vested shares subject to the Holding Requirements and shares withheld for tax or other lawful purposes) under this award if the Firm in its sole discretion determines that:
•
you engaged in conduct detrimental to the Firm insofar as it causes material financial or reputational harm to the Firm or its business activities, or
•
this award was based on materially inaccurate performance metrics, whether or not you were responsible for the inaccuracy, or
•
this award was based on a material misrepresentation by you, or
•
you improperly or with gross negligence failed to identify, raise or assess, in a timely manner and as reasonably expected, risks and/or concerns with respect to risks material to the Firm or its business activities, or
•
your employment was terminated for Cause (see section captioned “Definitions” below) or, in the case of a determination after the termination of your employment, that your employment could have been terminated for Cause.
See section captioned and “Remedies” for additional information on cancellations. .
JPMorgan Chase’s right to cancel and/or recover the value of this award under the JPMorgan Chase Bonus Recoupment Policy and the other provisions of this award relate to the “organizational goals” of the Firm as that term is defined by regulations issued under Section 409A of the Internal Revenue Code (“Code”).

Termination of Employment
Except as explicitly set forth below under the subsections captioned “--Job Elimination,” “--Full Career Eligibility,” “--Government Office” or “--Disability” or under the section captioned “Death,” this award (for avoidance of doubt, including any Reinvested Dividend Equivalent Share Units) will be cancelled in full effective on the date your employment with the Firm terminates for any reason.
Subject to these terms and conditions (including, but not limited to, sections captioned “Protection-Based Vesting,” “Bonus Recoupment,” “UK Clawback Policy for Identified Staff,” “Recapture Provisions,” “Remedies,” and “Your Obligations,”) you will be eligible to continue to vest (on the original vesting schedule) with respect to your award in accordance with its terms and conditions following the termination of your employment if one of the following circumstances applies to you:

➢ Job Elimination
Job Elimination:
In the event that the Director of Human Resources or nominee in his or her sole discretion determines that
•
the Firm terminated your employment because your job was eliminated, and
•
after you are notified that your job will be eliminated, you provided such services as requested by the Firm in a cooperative and professional manner, and you satisfied the Release/Certification Requirements set forth below.

➢ Full Career Eligibility
In the event that the Director of Human Resources or nominee in his or her sole discretion determines that
•
you voluntarily terminated your employment with the Firm, had completed at least five years of continuous service with the Firm immediately preceding your termination date, your Recognized Service (as defined below) on your date of termination equaled or exceeded 15 years, and
•
you provided at least 90 days advance written notice to the Firm of your intention to voluntarily terminate your employment under this provision, during which notice period you provided such services as requested by the Firm in a cooperative and professional manner and you did not perform any services for any other employer, and
•
continued vesting shall be appropriate, which determination shall be made prior to your termination and will be based on your performance and conduct (before and after providing notice), and
•
for 36 months the date of grant of this award , you do not either perform services in any capacity (including self-employment) for a Financial Services Company (as defined below) or work in your profession (whether or not for a Financial Services Company); provided that you may work for a government, education or Not-for-Profit Organization (as defined below), and
•
you satisfy the Release/Certification Requirements set forth below.
After receipt of such advance written notice, the Firm may choose to have you continue to provide services during such 90-day period as a condition to continued vesting or shorten the length of the 90-day period at the Firm’s discretion, but to a date no earlier than the date you would otherwise meet the service requirement.
Additional advance notice requirements may apply for employees subject to notice period policies. (See “Notice Period” below.)

➢ Government Office
Government Office:
In the event that you voluntarily terminate your employment with the Firm to accept a Government Office or become a candidate for an elective Government Office, as described at the end of these terms and conditions under the section captioned “Government Office Requirements.” See also definition of Government Office in the section captioned “Definitions.”

➢ Disability
Disability:
In the event that
•
your employment with the Firm terminates because (i) you are unable to return to work while you are receiving benefits under the JPMorgan Chase Long Term Disability Plan, or for non-U.S. employees, under the equivalent JPMorgan Chase-sponsored local country plan (in either case, “LTD Plan”),  or (ii) if you are not covered by a LTD Plan, you are unable to return to work due to a long-term disability that would qualify for benefits under the applicable LTD Plan, as determined by the Firm or a third-party designated by the Firm; provided that you (x) request in writing continued vesting due to such disability within 30 days of the date your employment terminates, and (y) provide any requested supporting documentation and (z) receive the Firm’s written consent to such treatment, and
•
you satisfy the Release/Certification Requirements set forth below.

Release/ Certification
To qualify for continued vesting after termination of your employment under any of the foregoing circumstances:
•
you must timely execute and deliver a release of claims in favor of the Firm, having such form and terms as the Firm shall specify,
•
with respect to Full Career Eligibility, prior to the termination of your employment, you must confirm with management that you meet the eligibility criteria (including providing at least 90 days advance written notification), advise that you are seeking to be treated as an individual eligible for Full Career Eligibility, and receive written consent to such continued vesting,
•
with respect to Disability, you must satisfy the notice and documentation described above and receive written consent to such continued vesting, and with respect to Full Career Eligibility, it is your responsibility to take the appropriate steps to certify to the Firm prior to each vesting date while the employment restrictions are outstanding that you have complied with the employment restrictions applicable to you (as described herein) from your date of termination of employment through the applicable vesting date and in all cases, otherwise complied with all other terms of the Award Agreement. (See section captioned “Your Obligations” below.)

Death
If you die while you are eligible to vest in this award, your designated beneficiary on file with the Firm’s Stock Administration Department (or your estate or if no beneficiary has been designated or survives you) may be entitled to receive a distribution of a number of shares of Common Stock associated with your award.
Should you die after the end of the Performance Period, your beneficiary will receive shares of Common Stock equal to any outstanding PSUs (including Reinvested Dividend Equivalent Share Units)
Should you die during the Performance Period, your Beneficiary will receive shares of Common Stock based on the Annual PSUs for each completed calendar in the Performance Period prior to the date of death and Annual PSUs based on Target Award Percentage equal to 100 percent for any remaining calendar years in the Performance Period; provided that Reinvested Dividend Equivalent Share Units will be based on dividend equivalents through the date of your death.
Any shares will be distributed no later than the end of the calendar year immediately following the calendar year which contains your date of death; however, our administrative practice is to register such shares in the name of your beneficiary or estate within 60 days of the Firm’s receipt of any required documentation.

Your Obligations
In consideration of the grant of this award, you agree to comply with and be bound by the obligations set forth below next to the subsections captioned “--Non-Solicitation of Employees and Customers,” “--Confidential Information,” “--Non-Disparagement,” ”--Cooperation,” “--Compliance with Award Agreement,” and “--Notice Period.”

➢ Non-Solicitation of Employees and Customers
During your employment by the Firm and for the longer of the (i) one year period following the termination of your employment or, (ii) if your award is not cancelled as of your termination date, the three year period from Grant Date,, you will not directly or indirectly, whether on your own behalf or on behalf of any other party, without the prior written consent of the Director of Human Resources: (i) solicit, induce or encourage any of the Firm’s then current employees to leave the Firm or to apply for employment elsewhere, (ii) hire any employee or former employee who was employed by the Firm at the date your employment terminated, unless the individual’s employment terminated because his or her job was eliminated, or the individual’s employment with the Firm has been terminated for more than six months, (iii) to the fullest extent enforceable under applicable law, solicit or induce or attempt to induce to leave the Firm, or divert or attempt to divert from doing business with the Firm, any then current customers, suppliers or other persons or entities that were serviced by you or whose names became known to you by virtue of your employment with the Firm, or otherwise interfere with the relationship between the Firm and such customers, suppliers or other persons or entities. This does not apply to publicly known institutional customers that you service after your employment with the Firm without the use of the Firm’s confidential or proprietary information.
These restrictions do not apply to authorized actions you take in the normal course of your employment with the Firm, such as employment decisions with respect to employees you supervise or business referrals in accordance with the Firm’s policies.

➢ Confidential Information
You will not, either during your employment with the Firm or thereafter, directly or indirectly (i) use or disclose to anyone any confidential information related to the Firm’s business, or (ii) communicate with the press or other media about matters related to the Firm, its customers or employees, including matters and activities relating to your employment, or the employment of others, by the Firm, in the case of either (i) or (ii), except as explicitly permitted by the JPMorgan Chase Code of Conduct and applicable policies or law or legal process. In addition, following your termination of employment, you will not, without prior written authorization, access the Firm’s private and internal information through telephonic, intranet or internet means. “Confidential information” shall have the same meaning for the Award Agreement as it has in the JPMorgan Chase Code of Conduct.
Nothing in this award precludes you from reporting to the Firm’s management or directors, the government, a regulator, a self-regulatory agency, your attorneys or a court, conduct you believe to be in violation of the law or concerns of any known or suspected Code of Conduct violation. It is also not intended to prevent you from responding truthfully to questions or requests from the government, a regulator or in a court of law.

➢ Non-Disparagement
You will not, either during your employment with the Firm or thereafter, make or encourage others to make any public statement or release any information in verbal, written, electronic or any other form, that is intended to, or reasonably could be foreseen to, disparage, embarrass or criticize the Firm or its employees, officers, directors or shareholders as a group. This shall not preclude you from reporting to the Firm’s management or directors or to the government or a regulator conduct you believe to be in violation of the law or the Firm’s Code of Conduct or responding truthfully to questions or requests for information to the government, a regulator or in a court of law in connection with a legal or regulatory investigation or proceeding.

➢ Cooperation
You will cooperate fully with and provide full and accurate information to the Firm and its counsel with respect to any matter (including any audit, tax proceeding, litigation, investigation or governmental proceeding) with respect to which you may have knowledge or information, subject to reimbursement for actual, appropriate and reasonable out-of-pocket expenses incurred by you.

➢ Compliance with Award Agreement
You will provide the Firm with any information reasonably requested to determine compliance with the Award Agreement, and you authorize the Firm to disclose the terms of the Award Agreement to any third party who might be affected thereby, including your prospective employer.

➢ Notice Period
If you are subject to a notice period or become subject to a notice period after the Grant Date, whether by contract or by policy, that requires you to provide advance written notice of your intention to terminate your employment (“Notice Period”), then as consideration for this award and continued employment, you will provide the Firm with the necessary advance written notice that applies to you, as specified by such contract or policy.
After receipt of your notice, the Firm may choose to have you continue to provide services during the applicable Notice Period or may place you on a paid leave for all or part of the applicable Notice Period.  During the Notice Period, you shall continue to devote your full time and loyalty to the Firm by providing services in a cooperative and professional manner and not perform any services for any other employer and shall receive your base salary and certain benefits until your employment terminates.  You and the Firm may mutually agree to waive or modify the length of the Notice Period.
Regardless of whether a Notice Period applies to you, you must comply with the 90-day advance notice period described under the subsection captioned “-- Full Career Eligibility” in the event you wish to terminate employment under that same subsection.

Remedies
➢ Cancellation
In addition to the cancellation provisions described under the sections captioned ~~“~~Bonus Recoupment,” “Protection-Based Vesting,” “UK Clawback Policy for Identified Staff,” “Qualitative Performance Factor,” “Termination of Employment” and “Recapture Provisions,” your outstanding PSUs under this award may be cancelled if the Firm in its sole discretion determines that:
•
you have failed to comply with any of the advance notice/cooperation requirements or employment restrictions applicable to your termination of employment, or
•
you have failed to return the required forms specified under the section captioned “Release/Certification” by the specified deadline, or
•
you have violated any of the provisions as set forth above in the section captioned “Your Obligations.”
To the extent provided under the subsection captioned “-Amendment” below, JPMorgan Chase reserves the right to suspend vesting of this award and/or distribution of shares under this award, including, without limitation, during any period that JPMorgan Chase is evaluating whether this award is subject to cancellation and/or recovery and/or whether the conditions for distributions of shares under this award are satisfied. The Firm is not responsible for any price fluctuations during any period of suspension and, if applicable, suspended units will be reinstated consistent with Plan administration procedures. See also “Administrative Provisions-No Ownership Rights.”

➢ Recovery
In addition to cancellation of outstanding PSUs (including Reinvested Dividend Equivalent Share Units), you may be required to pay the Firm up to an amount equal to the Fair Market Value (determined as of the applicable vesting date or acceleration date) of the gross number of shares of Common Stock previously distributed, including vested shares subject to the Holding Requirements, under this award as follows:
•
Payment may be required with respect to any shares of Common Stock within the three year period prior to a notice-of-recovery under this section, if the Firm in its sole discretion determines that:
◦
you committed a fraudulent act, or engaged in knowing and willful misconduct related to your employment;
◦
you violated any of the provisions as set forth above in the section captioned “Your Obligations;” or
◦
you violated the employment restrictions set forth in the subsection Full Career Eligibility following the termination of your employment.
•
In addition, payment may be required with respect to any shares distributed within the one year period prior to notice-of-recovery under this section, if the Firm in its sole discretion determines appropriate pursuant to the provisions in the section above captioned “Recapture Provisions.”
Notice-of-recovery under this subsection is a written (including electronic) notice from the Firm to you either requiring payment under this subsection or stating that JPMorgan Chase is evaluating requiring payment under this subsection. Without limiting the foregoing, notice-of-recovery will be deemed provided if the Firm makes a good faith attempt to provide written (including electronic) notice at your last known address maintained in the Firm’s employment records. For the avoidance of doubt, a notice-of-recovery that the Firm is evaluating requiring payment under this section shall preserve JPMorgan Chase’s rights to require payment as set forth above in all respects and the Firm shall be under no obligation to complete its evaluation other than as the Firm may determine in its sole discretion.
For purposes of this section, shares distributed under this award include shares or other amounts withheld for tax purposes.  However, it is the Firm’s intention that you only be required to pay the amounts under this subsection with respect to shares that are or may be retained by you following a determination of tax liability and that you will not be required to pay amounts with respect to shares or other amounts representing irrevocable tax withholdings or tax payments previously made (whether by you or the Firm) that you will not be able to recover, recapture or reclaim (including as a tax credit, refund or other benefit).  Accordingly, JPMorgan Chase will not require you to pay any amount that the Firm or its nominee in his or her sole discretion determines is represented by such withholdings or tax payments.
Payment may be made in shares of Common Stock (if shares are distributed) or in cash. You agree that any repayment will be a recovery of a distribution to which you were not entitled under the terms and conditions of your Award Agreement and is not to be construed in any manner as a penalty. You also acknowledge that a violation or attempted violation of the obligations set forth herein will cause immediate and irreparable damage to the Firm, and therefore agree that the Firm shall be entitled as a matter of right to an injunction, from any court of competent jurisdiction, restraining any violation or further violation of such obligations; such right to an injunction, however, shall be cumulative and in addition to whatever other remedies the Firm may have under law or equity.
Nothing in the section in any way limits your obligations under the section captioned “Bonus Recoupment” and “UK Clawback Policy for Identified Staff.”

Administrative Provisions
Withholding Taxes: The Firm, in its sole discretion, may (i) retain from each distribution the amount required to satisfy applicable tax obligations or (ii) implement any other desirable or necessary procedures, so that appropriate withholding and other taxes are paid to the competent authorities with respect to the distribution and the award. This may include but is not limited to (i) a market sale of a number of such shares on your behalf substantially equal to the withholding or other taxes, (ii) to the extent required by law, withhold from cash compensation, an amount equal to any withholding obligation with respect to the award and distribution that vest under this award, and (iii) retaining shares that vest under this award until you pay any taxes associated with the award and distribution directly to the competent authorities.
Right to Set Off: The Firm may, to the maximum extent permitted by applicable law (including Section 409A of the Code to the extent it is applicable to you), retain for itself funds or the shares of Common Stock resulting from any vesting of this award to satisfy any obligation or debt that you owe to the Firm. Notwithstanding any account agreement with the Firm to the contrary, the Firm will not recoup or recover any amount owed from any funds or unrestricted securities held in your name and maintained at the Firm pursuant to such account agreement to satisfy any obligation or debt or obligation owed by you under this award without your consent. This restriction on the Firm does not apply to accounts described and authorized in “No Ownership Rights” described below.
No Ownership Rights: PSUs (including Reinvested Dividend Equivalent Share Units) do not convey the rights of ownership of Common Stock and do not carry voting rights. No distribution will be made to you until after the number PSUs (including Reinvested Dividend Equivalent Share Units) have been determined, if any, have vested and any applicable restrictions (other than Holding Requirement) have lapsed. Shares will be issued in accordance with JPMorgan Chase’s procedures for issuing stock. By accepting this award, you authorize the Firm, in its discretion, to establish on your behalf a brokerage account in your name with the Firm or book-entry account with our stock administrator and/or transfer agent and deliver to that account any vested shares derived from the award.
With respect to any applicable vesting date, JPMorgan Chase may impose for any reason, as of such vesting date for such period as it may specify in its sole discretion, such restrictions on the Common Stock to be issued to you as it may deem appropriate, including, but not limited to, restricting the sale, transfer, pledge, assignment or encumbrance of such shares of Common Stock. By accepting this award, you acknowledge that during such specified period should there be a determination that the cancellation or recovery provisions of this Award apply, then you agree that any shares subject to such restrictions (notwithstanding the limitation set forth in the Right to Set Off section above) may be cancelled in whole or part. . (See sections captioned “Protection-Based Vesting,” “Qualitative Performance Factor,” “Bonus Recoupment,” “Recapture Provisions,” “Termination of Employment” and “Remedies”, as well as the subsection captioned “-Amendment” permitting suspension of vesting.

Binding Agreement: The Award Agreement will be binding upon any successor in interest to JPMorgan Chase, by merger or otherwise.
Not a Contract of Employment: Nothing contained in the Award Agreement constitutes a contract of employment or continued employment. Employment is “at-will” and may be terminated by either you or JPMorgan Chase for any reason at any time. This award does not confer any right or entitlement to, nor does the award impose any obligation on the Firm to provide, the same or any similar award in the future and its value is not compensation for purposes of determining severance.
Section 409A Compliance: To the extent that Section 409A of the Code is applicable to this award, distributions of shares and cash hereunder are intended to comply with Section 409A of the Code, and the Award Agreement, including these terms and conditions, shall be interpreted in a manner consistent with such intent.
Notwithstanding anything herein to the contrary, if you (i) are subject to taxation under the Code, (ii) are a specified employee as defined in the JPMorgan Chase 2005 Deferred Compensation Plan and (iii) have incurred a separation from service (as defined in that Plan with the exception of death) and if any distribution under this award represents deferred compensation as defined in Section 409A and such amounts are distributable (under the terms of this award) within six months following, and as a result of your separation from service, then those amounts will be during the first calendar month after the expiration of six full months from date of your separation from service. Further, if your award is not subject to a substantial risk of forfeiture as defined by regulations issued under Section 409A of the Code, then the remainder of each calendar year immediately following vesting date set forth in your Award Agreement shall be a payment date for purposes of distributing the vested portion of the award.
Change in Outstanding Shares: In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, issuance of a new class of common stock, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to stockholders of Common Stock other than regular cash dividends, the Committee will make an equitable substitution or proportionate adjustment, in the number or kind of shares of Common Stock or other securities issued or reserved for issuance pursuant to the Plan and to any PSUs (including Dividend Equivalent Share Units) outstanding under this award for such corporate events.

Other Equitable Adjustments: Except for the Qualitative Performance Factor, the Committee may make adjustments (up or down) to the award as it deems to be equitable, to maintain the intended economics of the award in light of changed circumstances, which may include unusual or non-recurring events affecting the Firm (or the Performance Companies) or its financial statements in each case resulting from changes in accounting methods, practices or policies, changes in capital structure by reason of legal or regulatory requirements and such other changed circumstances, as the Committee may deem appropriate.
Interpretation/Administration: The Committee has sole and complete authority to interpret and administer this Award Agreement, including, without limitation, the power to (i) interpret the Plan and the terms and conditions of this Award Agreement; (ii) determine the reason for termination of employment; (iii) determine application of the post-employment obligations and cancellation and recovery provisions; (iv) decide all claims arising with respect to this award; and (v) delegate such authority as it deems appropriate. Any determination contemplated hereunder by the Committee, the Firm, the Director of Human Resources or their respective delegates or nominees shall be binding on all parties.
Notwithstanding anything herein to the contrary, the determinations of the Director of Human Resources, the Firm, the Committee and their respective delegates and nominees under the Plan and the Award Agreements are not required to be uniform. By way of clarification, the Committee, the Firm, the Director of Human Resources and their respective delegates and nominees shall be entitled to make non-uniform and selective determinations and modifications under Award Agreements and the Plan.

Amendment: The Committee or its nominee reserves the right to amend this Award Agreement in any manner, at any time and for any reason; provided, however, that no such amendment shall materially adversely affect your rights under this Award Agreement without your consent except to the extent that the Committee or its delegate considers advisable to (x) comply with applicable laws or changes in or interpretation of applicable laws, regulatory requirements and accounting rules or standards and/or (y) make a change in a scheduled vesting date or impose the restrictions described above under “No Ownership Rights,” in either case, to the extent permitted by Section 409A of the Code, if it is applicable to you.  This Award Agreement may not be amended except in writing signed by the Director of Human Resources of JPMorgan Chase.
Severability: If any portion of the Award Agreement is determined by the Firm to be unenforceable in any jurisdiction, any court or arbitrator of competent jurisdiction or the Director of Human Resources may reform the relevant provisions (e.g., as to length of service, time, geographical area or scope) to the extent the Firm (or court/arbitrator) considers necessary to make the provision enforceable under applicable law.

Accelerated Distribution for Ethics or Conflict Reasons Resulting From Employment by a Government Entity:  Upon receipt of satisfactory evidence that applicable United States federal, state, local, foreign or supranational ethics or conflict of interest laws or regulations require you to divest your interest in the award, the Firm may accelerate the distribution of all or part of your outstanding award, including Reinvested Dividend Equivalent Share Units, effective on or before the required divestiture date and waive the Holding Requirement; provided that no accelerated distribution shall occur if the Firm determines that such acceleration will violate Section 409A of the Code.
If you have voluntarily terminated your employment and have satisfied the requirements of the section captioned “Government Office Requirements,” acceleration shall apply (to extent required) to the percentage of your outstanding award that would continue to vest under that section. In the case of a termination of employment where the award is outstanding as a result of the subsections entitled “Job Elimination” or “Full Career Eligibility,” then acceleration shall apply, to the extent required, to the full outstanding award. Subject to the two foregoing sections, the number of shares of Common Stock to be received on acceleration shall be determined using the methodology set forth under the section captioned “Death.”
To the extent you have vested shares under this award subject to the Holding Requirement and become subject to divestiture requirement as forth herein, the Firm may waive the holding period to the extent required.
Notwithstanding an accelerated distribution or waiver of the Holding Requirement pursuant to the foregoing, you will remain subject to the applicable terms of your Award Agreement as if your award had remained outstanding for the duration of the vesting period and shares had been distributed as scheduled as of each vesting date, including, but not limited to, repayment obligations set forth in the section captioned “Remedies” and employment restrictions in the sections captioned “Protection-Based Vesting and “Government Office” and the subsection “Full Career Eligibility.”

Use of Personal Data:  By accepting this award, you have acknowledged that the Firm may process your personal data (including sensitive personal data) for purposes, including but not limited to (i) determining your compensation, (ii) payroll activities, including, but not limited to, tax withholding and regulatory reporting, which tax and regulatory reporting and withholding may include, but is not limited to, the United States and its political subdivisions, (if not the United States) your work country and its political subdivisions (including countries to which you travel on Firm business) and your country of residence or nationality,(iii) registration of shares, (iv) establishing brokerage account on your behalf, and (v) all other lawful purposes related to your employment and this award, and that the Firm may provide such data to third party vendors with whom it has contracted to provide such services and/or other bodies, including regulators, supervisory bodies, law enforcement and other government agencies. You are acknowledging and agreeing that your personal data will be transferred to and processed in countries and locations that do not have the same data privacy laws and statutory protection for personal data as your work country, country of residence, or country of nationality. If your personal data is subject to data privacy laws or statutory protection for personal data and they so provide for termination of the foregoing authorization, you may terminate the authorization at any time except with respect to tax and regulatory reporting and subject always to the Firm’s legal and regulatory obligations. In the event you terminate this authorization, your award will be cancelled.
Governing Law: This award shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles.

Choice of Forum: By accepting this award under the Plan, you agree (and have agreed) that to the extent not otherwise subject to arbitration under an arbitration agreement between you and the Firm, any dispute arising directly or indirectly in connection with this award or the Plan shall be submitted to arbitration in accordance with the rules of the American Arbitration Association if so elected by the Firm in its sole discretion. In the event such a dispute is not subject to arbitration for any reason, you agree to accept the exclusive jurisdiction and venue of the United States District Court for the Southern District of New York with respect to any judicial proceeding in connection with this award or the Plan. You waive, to the fullest extent permitted by law, any objection to personal jurisdiction or to the laying of venue of such dispute and further agree not to commence any action arising out of or relating to this award or the Plan in any other forum.
Waiver of Jury Trial/Class Claims: By accepting this award, you agree, with respect to any claim brought in connection with your employment with the Firm in any forum (i) to waive the right to a jury trial and (ii) that any judicial proceeding or arbitration claim will be brought on an individual basis, and you hereby waive any right to submit, initiate, or participate in a representative capacity or as a plaintiff, claimant or member in a class action, collective action, or other representative or joint action.

Litigation: By accepting any award under the Plan, you agree (and have agreed) that in any action or proceeding by the Firm (other than a derivative suit in the right of the Firm) to enforce the terms and conditions of this Award Agreement or any other Award Agreement where the Firm is the prevailing party, the Firm shall be entitled to recover from you its reasonable attorney fees and expenses incurred in such action or proceeding. In addition, you agree that you are not entitled to, and agree not to seek, advancement of attorney fees and indemnification under the Firm’s By-Laws in the event of such a suit by the Firm.
Nontransferability: Neither this award or any other outstanding awards of restricted stock units or of performance based share units, nor your interests or rights in any such awards, shall be assigned, pledged, transferred, hypothecated or subject to any lien. An award may be transferred following your death by will, the laws of descent or by a beneficiary designation on file with the Firm.

Definitions
“Annual PSUs” means the number of PSUs determined by multiplying the Target Award Number (after giving effect to any cancellation thereof, in whole or in part) by the Target Award Percentage corresponding to the Firm’s Performance Ranking for each applicable performance year (both percentage and ranking, as set forth in the footnote to the Performance Table); provided that if the Firm Reported ROTCE for any completed calendar year in the Performance Period either equals or exceeds 14% or is less than 6%, one hundred fifty percent or zero, respectively as the case may be, shall be substituted for that year’s Target Award Percentage in calculating the number of Annual PSUs for that year. For avoidance of doubt, any cancellation of this award (in whole or in part) during the Performance Period will reduce the Target Award Number.
“Average Tangible Common Equity” means annual average common stockholders’ equity less annual average goodwill and annual average identifiable intangible assets. Annual averages of the components of Average Tangible Common Equity will be calculated using quarterly balances as reported in publicly available financial disclosures. In the event that quarterly balances are not available, annual year end balances will be used. This calculation is used solely for purposes of the Performance Ranking.

“Calculation Agent” means a third party entity not owned or controlled by the Firm, such as an accounting or consulting firm, retained from time to time by the Director of Human Resources or his/her delegate.
“Cause” means a determination by the Firm that your employment terminated as a result of your (i) violation of any law, rule or regulation (including rules of self-regulatory bodies) related to the Firm’s business, (ii) indictment or conviction of a felony, (iii) commission of a fraudulent act, (iv) violation of the JPMorgan Code of Conduct or other Firm policies or misconduct related to your duties to the Firm (other than immaterial and inadvertent violations or misconduct), (v) grossly inadequate performance of the duties associated with your position or job function or failure to follow reasonable directives of your manager, or (vi) any act or failure to act that is injurious to the interests of the Firm or its relationship with a customer, client or an employee.

“Financial Services Company” means a business enterprise that employs you in any capacity (such as an employee, contractor, consultant, advisor, or self-employed individual, whether paid or unpaid) and engages in:
•
commercial or retail banking, including, but not limited to, commercial, institutional and personal trust, custody and/or lending and processing services, originating and servicing mortgages, issuing and servicing credit cards, payment servicing or processing or merchant services,
•
insurance, including but not limited to, guaranteeing against loss, harm, damage, illness, disability or death, providing and issuing annuities, acting as principal, agent or broker for purpose of the forgoing,
•
financial, investment or economic advisory services, including but not limited to, investment banking services (such as advising on mergers or dispositions, underwriting, dealing in, or making a market in securities or other similar activities), brokerage services, investment management services, asset management services, and hedge funds,
•
issuing, trading or selling instruments representing interests in pools of assets or in derivatives instruments,
•
advising on, or investing in, private equity or real estate, or
•
any similar activities that the Director of Human Resources or nominee determines in his or her sole discretion constitute financial services.

“Firmwide Financial Threshold” means a cumulative return on tangible common equity for calendar years 2017, 2018 and 2019 of not less than 15%. Cumulative return on tangible common equity means (i) the sum of the Firm’s reported net income for all three years, divided by (ii) reported year-end tangible equity averaged over the three years.
“Firm Reported ROTCE” means the Firm’s percentage return on tangible common equity for each year in the Performance Period (as calculated for use in its publicly available year-end financial disclosures without taking into account any rounding conventions used for financial reporting purposes).
“Government Office” means (i) a full-time position in an elected or appointed office in local, state, or federal government (including equivalent positions outside the U.S. or in a supranational organization), not reasonably anticipated to be a full-career position, or (ii) conducting a bona fide full-time campaign for such an elective public office after formally filing for candidacy, where it is customary and reasonably necessary to campaign full-time for the office.

“Line of Business” means a business unit of the Firm (or one or more business units designated below under the definition “Line of Business Financial Threshold” of the Corporate Investment Bank).  All Corporate Functions (including the functions of the Chief Investment Office) are considered a single Line of Business.
“Line of Business Financial Threshold” means the financial threshold set forth below: for the following Lines of Business based on the Firm’s management reporting system:

Asset & Wealth Management	Annual negative pre-provision net income[1]
Card, Commerce Solutions, Auto Finance and Student	Annual negative pre-tax, pre-loan loss reserve income[2]
Commercial Banking	Annual negative pre-provision net income including loan charge-offs
Corporate Investment Bank	Annual negative pre-provision net income for CIB overall and/or annual negative allocated product revenues (excluding DVA) for:
• Macro products: ➢ Currency and Emerging Markets ➢ Rates ➢ Commodities • Spread Products ➢ Credit ➢ SPG ➢ Public Finance • Equities • Investor Services • Global Banking
Consumer Banking Business, CWM and Business Banking	Annual negative pre-provision net income[2]
Corporate Functions (including Chief Investment Office)	Annual negative pre-provision net income[1] reported at the Firm level
Mortgage Banking	Annual negative pre-tax, pre-loan loss reserve income[2]
[1]Pre-tax pre-provision income means Revenue less Expenses [2]Pre-tax pre-loan loss reserve income means Revenue less (Expenses plus Net Charge-offs)

“Not-for-Profit Organization” means an entity exempt from tax under state law and under Section 501(c)(3) of the Code. Section 501(c)(3) only includes entities organized and operated exclusively for religious, charitable, scientific, testing for public safety, literary or educational purposes, or to foster national or international amateur sports competition or for the prevention of cruelty to children or animals. Not-for-Profit Organization shall also mean entities outside the United States exempt from local and national tax laws because they are organized and operated exclusively for purposes identical to those applicable to Section 501(c)(3) organization.
“Performance Companies” mean the following institutions which have business activities that overlap with a significant portion of the Firm’s revenue mix: Bank of America Corporation, Barclays PLC, Capital One Financial Corporation, Citigroup Inc., Credit Suisse Group AG, Deutsche Bank AG, Goldman Sachs Group, Inc., HSBC Holdings PLC, Morgan Stanley, Wells Fargo & Company, and UBS Group AG.
If, during the Performance Period, one or more Performance Companies shall merge, engage in a spin-off or otherwise experience a material change in its revenue mix or business activities or its existence or its primary businesses shall terminate or cease due to receivership, bankruptcy, sale, or otherwise, then the Committee may eliminate such institution from the list of Performance Companies or make such other equitable adjustments, such as adding an acquirer or a new company to the list of Performance Companies, as it deems appropriate, with any such changes having effect for purposes of all calculations hereunder on a prospective basis from the date the applicable change is made.
“Performance Period” means calendar years 2017, 2018 and 2019.

“Performance Table” means the table used in the calculation of Annual PSUs for each year in the Performance Period as set forth below:

Firm Reported ROTCE	Target Award Percentage	Performance Ranking[1] (annual performance)	Target Award Percentage[1]
≥14%	150%	1st Quartile	150%
16% to <14%	Pay by ROTCE scale	2nd Quartile	100% to 125%
<6%	—%	3rd Quartile	70% to 100%
		4th Quartile	25% to 55%

1.
The following sets forth the precise Target Award Percentage corresponding to the Firm’s performance ranking (when compared to Performance Companies): Top 3 = 150%; #4 = 125%; #5 = 112.5%; #6 = 100%; #7 = 100%; #8 = 85%; #9 =70%; #10 = 55%; #11 = 40%; and #12 = 25%.

If, after the calculation of the Performance Ranking, there is a tie, the tie shall be disregarded for purposes of determining the Target Award Percentage. For example, in the case of a tie for the fourth ranking between the Firm and a Performance Company, the Firm shall be treated as having satisfied that ranking. In the case of that same tie among Performance Companies, the fourth and fifth rankings will be deemed to have been satisfied.
“Recognized Service” means the period of service as an employee set forth in the Firm’s applicable service-related policies.
“Performance Ranking” means the ranking of the ROTCE of the Firm as compared to the ranking of the ROTCE of the Performance Companies as specified in the footnote to the Performance Table for each year in the Performance Period.
“ROTCE” means for the Firm and each of the Performance Companies a percentage derived by, for each year in the Performance Period, dividing (i) annual earnings from continuing operations less dividends on preferred stock as set forth in published financial disclosures by (ii) the Average Tangible Common Equity for the year. If, prior to the end of the vesting period, the Firm or any Performance Company restates its published financial statements for any year in the Performance Period, ROTCE for that year shall be recalculated for the Firm or Performance Company with the Performance Ranking adjusted, if necessary. This calculation is used solely for purposes of the Performance Ranking.
“Target Award Number” means the number of PSUs designated as such in the Award Agreement.
“Target Award Percentage” means the applicable percentage specified in the footnote to the Performance Table for each year in the Performance Period.

Government Office Requirement
You may be eligible to continue vesting in all or part of your award if you voluntarily resign to accept a Government Office (as defined above) or to become a candidate for an elective Government Office.
Full Career Eligibility:
“Government Office Requirements” does not apply to you if you satisfy the subsection captioned “--Full Career Eligibility” as of the date that you voluntarily terminate your employment with the Firm.
Eligibility:
Eligibility for continued vesting is conditioned on your providing the Firm:

•
At least 60 days’ advance written notice of your intention to resign to accept or pursue a Government Office (see section captioned “Definitions”), during which period you must perform in a cooperative and professional manner services requested by the Firm and not provide services for any other employer. The Firm may elect to shorten this notice period at the Firm’s discretion.

•	Confirmation, in a form satisfactory to the Firm, that vesting in this award pursuant to this provision would not violate any applicable law, regulation or rule.

•
Documentation in a form satisfactory to the Firm that your resignation is for the purpose of accepting a Government Office or becoming a candidate for a Government Office. (See section captioned “Definitions.”)

Portion of Your Award Subject to Continued vesting:
Subject to the conditions below, the percentage of this award that will continue to vest in accordance with this award’s original schedule will be based on your years of continuous service completed with the Firm immediately preceding your termination date, as follows:

•	50% if you have at least 3 but less than 4 years of continuous service,

•	75% if you have at least 4 but less than 5 years of continuous service, or

•	100% if you have 5 or more years of continuous service.
The portion of this award subject to continued vesting above is referred to as the “CV Award” and the portion not subject to continued vesting will be cancelled as of the date your employment terminates.
Conditions for Continued Vesting of Award:

•
You must remain in a non-elective Government Office for two or more years after your employment with the Firm terminates to be eligible to receive the CV Award; provided that if your non-elective Government Office is for a period less than two years, you will be eligible to receive the CV Award if it has a vesting date during your period of Government Service; or

In the case of resignation from the Firm to campaign for an elective Government Office, your name must be on the primary or final public ballot for the election. (If you are not elected, see below for employment restrictions.)
For avoidance of doubt, the performance criteria and protection based vesting set forth in these terms and conditions continue to apply to a CV Award.
Satisfaction of Conditions:
If your service in a Government Office ends two years or more after your employment with the Firm terminates, or in the case of resignation from the Firm to campaign for a Government Office, your name is on the primary or final public ballot for the election and you are not elected, any CV Awards then outstanding and any such awards that would have then been outstanding but for an accelerated distribution of shares (as described in the subsection captioned “--Accelerated Distribution for Ethics or Conflict Reasons Resulting From Employment by a Government Entity”) will be subject for the remainder of the applicable vesting period to the same terms and conditions of this Award Agreement, including employment restrictions during the vesting period, as if you had resigned from the Firm having met the requirements for Full Career Eligibility.
Failure to Satisfy Conditions:
If you do not satisfy the above “Conditions for Continued Vesting of Awards,” any outstanding PSUs under the CV Award will be cancelled. You also will be required to repay the Fair Market Value of the number of shares (before tax and other withholdings) of Common Stock distributed to you that would have been outstanding as PSUs on the date you failed to satisfy the “Conditions for Continued Vesting of Award” but for their accelerated distribution (as described in subsection captioned, “Accelerated Distribution for Ethics or Conflict Reasons Resulting From Employment by a Government Entity”). Fair Market Value for this purpose will be determined as the date that the shares were distributed.